UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — March 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PDINX

Putnam Diversified Income Trust

Semiannual report
3|31|16

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified Income
Trust

Semiannual report
3 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Financial statements	18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After enduring significant volatility in early 2016, markets around the world have shown fresh signs of strength as investor sentiment has improved. Many factors had fueled turbulence in the financial markets, including oil price volatility, uncertainty about U.S. monetary policy, and concerns about the ripple effects of China’s economic slowdown.

In the United States, investors were encouraged by the Federal Reserve’s decision in March to hold off on raising interest rates and dialing back its 2016 rate-hike forecast to two hikes instead of four. Recent U.S. economic data also have been positive, with improvements in employment, manufacturing, and consumer confidence. Meanwhile, policymakers in Europe, China, Japan, and many emerging markets continue their efforts to lift economic growth rates.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended March 31, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful to consult your financial advisor to ensure that your investment portfolio is aligned with your goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Diversified Income Trust

# A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

**The fund's management team has an average of more than 20 years of experience.**

**D. William Kohli**
Portfolio Manager
Co-Head of Fixed Income

**Michael V. Salm**
Portfolio Manager
Co-Head of Fixed Income

**Paul D. Scanlon, CFA**
Portfolio Manager
Co-Head of Fixed Income

**Michael J. Atkin**
Portfolio Manager
(Not pictured here)

2 Diversified Income Trust

## Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

| | Putnam Diversified Income Trust | Barclays U.S. Aggregate Bond Index |
|---|---|---|
| Agency pass-through | 41% | 28% |
| Commercial MBS | 31% | 2% |
| High-yield corporate bonds | 24% | — |
| Agency collateralized mortgage obligations | 16% | — |
| Emerging-market bonds | 11% | 2% |
| Non-agency residential MBS | 11% | — |
| Cash and net other assets | 9% | — |
| International Treasuries/agency securities | 4% | 3% |
| Investment-grade corporate bonds | 2% | 25% |
| Bank loans | 2% | — |
| Asset-backed securities (ABS) | — | 1% |
| Municipal bonds | — | 1% |
| U.S. Treasuries/agency securities | — | 39% |

*Allocations are shown as a percentage of the fund's and/or benchmark's net assets as of 3/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 19–72.*

## The potential to perform well even in a rising-rate environment

With short-term interest rates hovering near zero, they can't fall much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

5.48 years
–1.02 years
Fund duration
Fund benchmark duration

**Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. A negative duration indicates the risk of a price decline when interest rates fall. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.**

*The fund's benchmark is the Barclays U.S. Aggregate Bond Index.*

Diversified Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Diversified Income Trust

Interview with your fund’s portfolio manager

Bill, what was the bond market environment like during the six months ended March 31, 2016?

The areas of the market where we tend to invest were challenging overall. After a positive start to the period — when prices rebounded from a volatile third quarter of 2015 — investors became increasingly risk averse.

The Paris terrorist attacks in November fueled geopolitical anxieties. In December, Third Avenue Focused Credit Fund, a high-yield fund with relatively low credit quality and high risk, closed to shareholder redemptions and ceased operations. This development, coupled with oil prices falling to levels not seen since 2004, placed heavy pressure on the high-yield market and outflows from the asset class accelerated.

On December 16, the Federal Reserve announced that it would raise its target for short-term interest rates by 0.25%. The increase was the Fed’s first hike in nearly a decade, and ended the zero-interest-rate policy that had been in place for the past seven years. Although the rate hike was widely anticipated, the timing and magnitude of it generated speculation until the Fed’s official announcement.

Immediately following its initial move, the Fed indicated that it may raise rates up to four times in 2016. Market participants reacted to

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/16. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on page 17.

Diversified Income Trust	5

the central bank’s signals with concern, and the uncertainty also contributed to volatility.

Oil prices continued to fall as the new year began. This factor, along with increasing worries about a collapse in commodity prices generally, as well as China’s surprise decision to devalue its currency, weighed on credit markets until almost mid February. Credit spreads, or the yield advantage bonds with credit risk offer over comparable-maturity U.S. Treasuries, rose significantly, as risk aversion permeated the markets.

Market turbulence reached a peak on February 11, after which incremental improvements across a broad range of global issues helped credit-sensitive bonds stage a broad-based rally. Oil prices rose well above their late January and early February lows, China’s central bank assuaged concerns about a large currency devaluation, and improving U.S. economic data helped allay fears that global economic developments would stall the U.S. expansion. The Fed backed away from its earlier statements, saying that it would take a gradual approach toward raising rates, based on a variety of U.S. and global economic factors. As risk appetite resurfaced, investors reemerged, seeking to capitalize on an expanded set of attractive investment opportunities.

Credit qualities are shown as a percentage of net assets as of 3/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6	Diversified Income Trust

The fund lagged its benchmark by a significant margin during the period. What factors hampered its relative performance?

It’s important to point out that a substantial portion of the fund’s benchmark is composed of U.S. Treasuries and government-agency securities. These parts of the market generally benefited from investor risk-aversion, as market participants sought the perceived safe haven of government debt. One of the out-of-benchmark sectors that had served the fund well over the long term, securitized mortgage-backed bonds, did not work as well during the six-month reporting period.

Looking at individual strategies, our mortgage-credit holdings were the primary detractors. Our positions in mezzanine commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] were negatively affected by the risk-off sentiment that spread through the marketplace in January and early February. A challenging supply-and-demand backdrop also weighed on CMBS and RMBS, as increased regulations led many broker/dealers to reduce risk on

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Diversified Income Trust	7

their balance sheets. Both asset classes rebounded in March, but not enough to completely offset earlier weakness.

Interest-rate and yield-curve positioning also notably hampered performance due to the fund’s modestly negative duration in January, when risk-off sentiment fueled demand for U.S. Treasuries, driving their prices higher and yields lower. Internationally, our interest-rate and yield-curve strategies generated positive results, primarily in the period’s first half, and partially offset the negative impact of our U.S. positioning. Our holdings in Greece were of particular note, as they continued to benefit from the country’s August agreement for a new bailout program, and the reelection of Prime Minister Alexis Tsipras in September. Our active currency strategy was another detractor. We held short positions in the Canadian dollar, the euro, and the Norwegian krone, believing these currencies would weaken relative to the U.S. dollar. Unfortunately, all three currencies appreciated versus the dollar and worked against our strategy. We subsequently reduced the fund’s long-dollar exposure, reflecting our view that the relative strength of the U.S. dollar would not be as great going forward.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], produced negative results amid the broad risk-off sentiment during the early months of 2016. Additionally, investors

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Diversified Income Trust

were concerned that the lower interest rates we saw in January and February could spur an increased level of mortgage refinancing that would accelerate prepayment speeds on existing securities. On the positive side, a strategy that benefited from the increasing yield differential between mortgage rates and U.S. Treasury yields aided performance, but not quite enough to compensate for the weakness of our IO CMO positions.

Turning to the positive side, which investments aided the fund’s performance?

Emerging-market [EM] debt contributed modestly to returns, particularly the fund’s holdings in Argentina, Venezuela, and Russia. Argentina has been a significant position in the fund for some time and was the strongest performer among our EM debt holdings during the period. The country’s new president, elected in December, has emphasized market-friendly reforms. In particular, investors have become more optimistic about negotiations between Argentina and its holdout creditors. Bonds in Venezuela and Russia, meanwhile, rebounded strongly as oil prices rose.

How did corporate credit affect performance?

Corporate credit, predominantly high-yield bonds, had a neutral impact on the fund’s results. The asset class began and ended the period strong, but struggled in the intervening months due to marketplace liquidity concerns, falling oil prices, and risk-off sentiment.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust	9

interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. We employed credit default swaps to hedge the fund’s credit and market risks, and to gain exposure to specific sectors and securities. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months?

We think U.S. gross domestic product may continue to grow at a rate near 2% over the balance of 2016. Furthermore, we expect that the Fed will continue to raise the federal funds rate if economic data indicate that it is appropriate to continue normalizing monetary policy. We believe it’s most likely that the U.S. central bank will hike rates two times this year. However, the actual pace of tightening will depend on factors such as the health of the labor market, the level of inflation, commodity prices, the relative strength of the U.S. dollar, actions by other central banks, and financial-market volatility.

With oil and commodity prices exhibiting greater stability of late, we believe inflation indicators may begin moving higher during the next several months. If this occurs, we think yields on U.S. Treasuries may also begin to rise.

How do you plan to position the fund in light of this outlook?

With interest rates still near historic lows at period-end, we expect to continue de-emphasizing interest-rate risk because we believe fixed-income investors are not getting compensated adequately for assuming this risk.

Valuations in several mortgage-credit sectors, as well as certain portions of the corporate credit market, appear attractive from a relative-value perspective. Moreover, we believe fundamental support for these sectors in the form of corporate earnings, revenues, and cash flows, remains generally supportive. As a result, we plan to rely on our fundamental research expertise to opportunistically add credit risk to the portfolio.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Michael V. Salm; and Paul D. Scanlon, CFA.

10	Diversified Income Trust

IN THE NEWS

Since its introduction in January 2012, the Federal Reserve’s interest-rate path “dot plot” has become something of a must-read for Fed watchers. The dot plot’s origins date to 2011, when the Fed was seeking a way to convey publicly more information about the central bank’s outlook. Before every other Fed meeting, officials on the policy-setting Federal Open Market Committee (FOMC) submit updated forecasts for economic growth, unemployment, inflation, and interest-rate hikes. The dots, published as a graph in the quarterly “Summary of Economic Projections,” represent anonymously delivered forecasts from individual FOMC members. In recent months, the dot plot has been criticized by some for conveying an overly hawkish message, but Federal Reserve Chair Janet Yellen has defended the dot plot, saying it should be used to manage expectations about future hikes and not be viewed as a definitive rate path. Meanwhile, after its March 2016 meeting, the Fed released a dot plot more aligned with current market expectations — reducing the number of rate hikes this year to two from the four predicted in December. So, for now, the Fed and the market appear to be on the same page.

Diversified Income Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(11/1/13)	(7/1/96)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	5.96%	5.80%	5.71%	5.71%	5.15%	5.15%	5.67%	5.54%	5.68%	6.14%	6.13%

10 years	37.47	31.97	29.74	29.74	27.30	27.30	34.10	29.74	33.51	40.68	40.35
Annual average	3.23	2.81	2.64	2.64	2.44	2.44	2.98	2.64	2.93	3.47	3.45

5 years	5.65	1.42	1.88	0.27	1.77	1.77	4.35	0.96	4.44	7.23	6.97
Annual average	1.10	0.28	0.37	0.05	0.35	0.35	0.85	0.19	0.87	1.41	1.36

3 years	–2.77	–6.66	–4.85	–7.36	–4.99	–4.99	–3.56	–6.69	–3.43	–1.85	–2.08
Annual average	–0.93	–2.27	–1.64	–2.51	–1.69	–1.69	–1.20	–2.28	–1.16	–0.62	–0.70

1 year	–7.23	–10.94	–7.86	–12.27	–7.91	–8.80	–7.42	–10.43	–7.40	–6.97	–7.05

6 months	–3.87	–7.71	–4.11	–8.80	–4.14	–5.08	–4.01	–7.13	–3.85	–3.73	–3.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12	Diversified Income Trust

Comparative index returns For periods ended 3/31/16

	Barclays U.S. Aggregate	Lipper Multi-Sector Income
	Bond Index	Funds category average*

Annual average (life of fund)	6.52%	6.71%

10 years	61.28	60.86
Annual average	4.90	4.78

5 years	20.37	18.05
Annual average	3.78	3.33

3 years	7.69	3.93
Annual average	2.50	1.28

1 year	1.96	–1.69

6 months	2.44	0.92

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/16, there were 305, 292, 211, 154, 94, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	6		6	6	6		6	6	6

Income	$0.180		$0.155	$0.155	$0.174		$0.174	$0.192	$0.188

Capital gains	—		—	—	—		—	—	—

Total	$0.180		$0.155	$0.155	$0.174		$0.174	$0.192	$0.188

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

9/30/15	$7.08	$7.38	$7.01	$6.96	$6.97	$7.20	$7.00	$7.02	$7.01

3/31/16	6.63	6.91	6.57	6.52	6.52	6.74	6.56	6.57	6.56

	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value

Current dividend rate [1]	5.43%	5.21%	4.75%	4.79%	5.34%	5.16%	5.30%	5.84%	5.67%

Current 30-day SEC yield [2]	N/A	5.26	4.73	4.73	N/A	5.06	5.23	5.85	5.73

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Diversified Income Trust	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/15	0.98%	1.73%	1.73%	1.23%	1.23%	0.64%	0.73%

Annualized expense ratio for the
six-month period ended 3/31/16	0.99%	1.74%	1.74%	1.24%	1.24%	0.64%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/15 to 3/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$4.85	$8.52	$8.52	$6.08	$6.08	$3.14	$3.63

Ending value (after expenses)	$961.30	$958.90	$958.60	$959.90	$961.50	$962.70	$962.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Diversified Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/16, use the following calculation method. To find the value of your investment on 10/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.00	$8.77	$8.77	$6.26	$6.26	$3.23	$3.74

Ending value (after expenses)	$1,020.05	$1,016.30	$1,016.30	$1,018.80	$1,018.80	$1,021.80	$1,021.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Diversified Income Trust	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

16	Diversified Income Trust

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2016, Putnam employees had approximately $477,000,000 and the Trustees had approximately $127,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Diversified Income Trust	17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Diversified Income Trust

The fund’s portfolio 3/31/16 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (62.4%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (4.0%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038	$367,575	$428,291
3 1/2s, TBA, April 1, 2046	138,000,000	145,891,875

		146,320,166
U.S. Government Agency Mortgage Obligations (58.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4s, TBA, April 1, 2046	44,000,000	46,966,564

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, April 1, 2046	23,000,000	25,785,157
4 1/2s, TBA, April 1, 2046	19,000,000	20,677,343
4s, TBA, April 1, 2046	1,000,000	1,068,672
3 1/2s, TBA, May 1, 2046	427,000,000	446,898,627
3 1/2s, TBA, April 1, 2046	653,000,000	684,731,751
3s, TBA, May 1, 2046	274,000,000	280,507,500
3s, TBA, April 1, 2046	572,000,000	586,791,577
3s, TBA, March 1, 2046	18,000,000	18,480,235

		2,111,907,426

Total U.S. government and agency mortgage obligations (cost $2,253,929,486)		$2,258,227,592

MORTGAGE-BACKED SECURITIES (46.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (13.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.038s, 2037	$327,355	$539,961
IFB Ser. 2979, Class AS, 22.674s, 2034	50,421	55,068
IFB Ser. 4104, Class S, IO, 5.664s, 2042	12,787,116	2,710,828
IFB Ser. 326, Class S2, IO, 5.514s, 2044	20,488,863	4,684,016
IFB Ser. 311, Class S1, IO, 5.514s, 2043	19,293,674	3,935,581
Ser. 3687, Class CI, IO, 5s, 2038	11,709,276	1,315,935
Ser. 4122, Class TI, IO, 4 1/2s, 2042	15,516,431	2,378,669
Ser. 4000, Class PI, IO, 4 1/2s, 2042	20,442,704	3,101,158
Ser. 4024, Class PI, IO, 4 1/2s, 2041	27,287,039	4,269,112
Ser. 4462, IO, 4s, 2045	24,584,023	4,186,905
Ser. 4193, Class PI, IO, 4s, 2043	64,187,501	9,572,475
Ser. 4213, Class GI, IO, 4s, 2041	36,889,017	4,422,993
Ser. 4020, Class IA, IO, 4s, 2027	23,791,210	2,683,886
Ser. 4484, Class TI, IO, 3 1/2s, 2044	26,961,942	3,375,635
Ser. 4122, Class CI, IO, 3 1/2s, 2042	24,089,223	2,967,913
Ser. 4105, Class HI, IO, 3 1/2s, 2041	10,966,383	1,441,576
Ser. 4166, Class PI, IO, 3 1/2s, 2041	52,467,661	6,898,805
Ser. 4199, Class CI, IO, 3 1/2s, 2037	60,853,107	5,671,510
Ser. 4165, Class TI, IO, 3s, 2042	29,596,397	3,131,299
Ser. 4210, Class PI, IO, 3s, 2041	23,405,305	1,862,367
FRB Ser. T-56, Class A, IO, 0.524s, 2043	209,226	3,482
FRB Ser. 57, Class 1AX, IO, 0.378s, 2043	13,573,428	145,059
Ser. 3314, PO, zero %, 2036	62,044	60,684
Ser. 3326, Class WF, zero %, 2035	38,820	32,373

Diversified Income Trust	19

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 1208, Class F, PO, zero %, 2022	$34,129	$31,655
FRB Ser. T-56, Class 2, IO, zero %, 2043	233,637	—

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 22.979s, 2036	920,460	1,582,325
IFB Ser. 05-83, Class QP, 16.268s, 2034	287,804	380,609
IFB Ser. 13-18, Class SB, IO, 5.717s, 2041	22,415,684	3,122,505
Ser. 399, Class 2, IO, 5 1/2s, 2039	66,484	13,463
Ser. 374, Class 6, IO, 5 1/2s, 2036	2,400,079	480,231
IFB Ser. 13-103, Class SK, IO, 5.487s, 2043	22,314,150	5,429,825
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.433s, 2025	23,584,500	23,453,177
Ser. 12-132, Class PI, IO, 5s, 2042	32,030,235	5,102,801
Ser. 378, Class 19, IO, 5s, 2035	2,770,639	526,421
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
4.983s, 2025	9,803,071	9,940,314
Ser. 12-127, Class BI, IO, 4 1/2s, 2042	15,929,909	3,260,916
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	23,050,856	2,958,785
Ser. 409, Class 81, IO, 4 1/2s, 2040	21,781,225	3,414,055
Ser. 404, Class 2, IO, 4 1/2s, 2040	221,043	39,032
Ser. 366, Class 22, IO, 4 1/2s, 2035	1,750,025	90,795
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.433s, 2025	2,099,000	2,032,827
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.433s, 2025	3,124,000	3,039,451
Ser. 15-88, Class QI, IO, 4s, 2044	23,048,927	2,433,289
Ser. 13-41, Class IP, IO, 4s, 2043	35,536,237	5,710,673
Ser. 13-115, Class CI, IO, 4s, 2043	39,373,737	3,780,312
Ser. 13-44, Class PI, IO, 4s, 2043	17,029,065	2,414,003
Ser. 13-60, Class IP, IO, 4s, 2042	14,644,374	2,226,575
Ser. 13-1, Class PI, IO, 4s, 2042	31,653,874	4,797,873
Ser. 12-96, Class PI, IO, 4s, 2041	5,431,034	701,919
Ser. 409, Class C16, IO, 4s, 2040	15,347,909	2,297,014
Ser. 405, Class 2, IO, 4s, 2040	247,839	41,091
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	51,919,618	6,973,526
Ser. 13-70, Class CI, IO, 3 1/2s, 2043	13,697,647	1,454,690
Ser. 13-49, Class IP, IO, 3 1/2s, 2042	36,793,530	4,212,859
Ser. 13-40, Class YI, IO, 3 1/2s, 2042	32,843,376	4,155,457
Ser. 12-123, Class DI, IO, 3 1/2s, 2041	45,128,647	7,274,738
Ser. 12-151, Class PI, IO, 3s, 2043	62,245,012	7,388,483
Ser. 12-145, Class TI, IO, 3s, 2042	25,545,435	2,120,271
Ser. 13-35, Class IP, IO, 3s, 2042 F	16,737,444	1,576,221
Ser. 13-53, Class JI, IO, 3s, 2041	31,134,317	3,153,906
Ser. 13-30, Class IP, IO, 3s, 2041	28,129,298	2,267,784
FRB Ser. 03-W10, Class 1, IO, 0.719s, 2043	5,630,400	88,634
FRB Ser. 01-50, Class B1, IO, 0.397s, 2041	298,139	3,540
FRB Ser. 02-W8, Class 1, IO, 0.309s, 2042	10,156,083	120,603
Ser. 99-51, Class N, PO, zero %, 2029	77,421	69,679

20	Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association Grantor Trust
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	$49,670	$7,225
Ser. 00-T6, IO, 0.719s, 2030	6,595,602	140,157
Ser. 01-T1, Class 1, IO, 0.694s, 2040	810,150	8,166

Government National Mortgage Association
IFB Ser. 13-129, Class SN, IO, 5.718s, 2043	16,825,194	2,749,237
IFB Ser. 10-20, Class SC, IO, 5.718s, 2040	13,825,287	2,307,579
IFB Ser. 13-99, Class VS, IO, 5.659s, 2043	19,635,670	3,759,838
Ser. 14-163, Class NI, IO, 5s, 2044	26,948,129	4,862,504
Ser. 14-4, Class PI, IO, 5s, 2043	17,275,554	2,810,733
Ser. 14-25, Class MI, IO, 5s, 2043	20,039,892	3,288,546
Ser. 13-3, Class IT, IO, 5s, 2043	10,195,992	1,772,726
Ser. 13-6, Class IC, IO, 5s, 2043	8,508,199	1,529,774
Ser. 12-146, IO, 5s, 2042	18,552,670	3,271,392
Ser. 13-6, Class CI, IO, 5s, 2042	6,283,584	1,024,978
Ser. 13-130, Class IB, IO, 5s, 2040	14,339,705	1,023,763
Ser. 13-16, Class IB, IO, 5s, 2040	12,844,409	513,079
Ser. 11-41, Class BI, IO, 5s, 2040	9,778,658	742,632
Ser. 10-35, Class UI, IO, 5s, 2040	31,056,464	5,488,795
Ser. 10-20, Class UI, IO, 5s, 2040	23,556,967	3,962,517
Ser. 10-9, Class UI, IO, 5s, 2040	115,167,955	19,916,916
Ser. 09-121, Class UI, IO, 5s, 2039	71,600,904	12,686,964
Ser. 15-79, Class GI, IO, 5s, 2039	33,683,047	5,803,141
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	30,806,823	4,990,736
Ser. 13-183, Class JI, IO, 4 1/2s, 2043	30,856,834	3,402,028
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	6,892,600	1,029,341
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	8,524,937	505,458
Ser. 13-167, IO, 4 1/2s, 2040	22,789,640	2,597,862
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	18,365,631	2,982,027
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	45,066,907	7,348,835
Ser. 10-20, Class BI, IO, 4 1/2s, 2040	34,237,198	6,503,698
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	27,689,940	4,407,269
Ser. 14-71, Class PI, IO, 4 1/2s, 2039	40,128,617	5,178,999
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	11,780,068	997,183
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	15,935,724	1,080,601
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	3,982,637	145,287
Ser. 14-4, Class BI, IO, 4s, 2044	21,503,324	4,668,716
Ser. 14-4, Class IC, IO, 4s, 2044	22,605,554	3,528,144
Ser. 14-163, Class PI, IO, 4s, 2043	28,826,546	2,745,971
Ser. 13-165, Class IL, IO, 4s, 2043	13,358,992	2,090,949
Ser. 13-27, Class IJ, IO, 4s, 2043	16,131,731	2,475,253
Ser. 13-24, Class PI, IO, 4s, 2042	9,013,502	1,267,880
Ser. 12-106, Class QI, IO, 4s, 2042	24,504,332	3,833,776
Ser. 12-56, Class IB, IO, 4s, 2042	10,022,474	1,546,642
Ser. 12-8, Class PI, IO, 4s, 2041	36,283,428	4,555,167
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	22,316,357	1,818,850
Ser. 13-76, IO, 3 1/2s, 2043	57,893,911	5,680,551
Ser. 15-168, Class IG, IO, 3 1/2s, 2043	42,178,678	4,522,356

Diversified Income Trust	21

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-28, IO, 3 1/2s, 2043	$16,441,012	$1,890,716
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	36,701,374	3,389,005
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	33,982,982	3,087,694
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	25,766,085	2,338,015
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	48,568,852	8,935,115
Ser. 12-128, Class IA, IO, 3 1/2s, 2042	40,128,020	6,822,726
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	22,669,119	2,390,180
Ser. 14-62, Class CI, IO, 3 1/2s, 2042	37,352,273	2,965,733
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	42,390,102	4,326,461
Ser. 15-52, Class KI, IO, 3 1/2s, 2040	55,028,281	5,879,772
Ser. 15-17, Class LI, IO, 3 1/2s, 2040	42,726,370	4,900,715
Ser. 13-79, Class XI, IO, 3 1/2s, 2039	45,591,689	5,064,421
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	18,611,389	2,219,847
Ser. 13-37, Class UI, IO, 3s, 2042	23,544,376	2,092,389
Ser. 13-41, Class MI, IO, 3s, 2041	22,239,541	1,834,762
Ser. 15-H18, Class BI, IO, 2.009s, 2065	61,923,019	7,709,416
Ser. 15-H15, Class BI, IO, 1.971s, 2065	94,609,016	11,479,480
Ser. 15-H24, Class AI, IO, 1.969s, 2065	50,911,248	6,195,899
Ser. 15-H20, Class BI, IO, 1.955s, 2065	64,012,442	7,828,722
Ser. 15-H10, Class BI, IO, 1.868s, 2065	46,885,017	5,311,041
Ser. 15-H12, Class AI, IO, 1.844s, 2065	106,540,933	11,063,956
Ser. 15-H23, Class DI, IO, 1.834s, 2065	51,829,730	5,524,220
Ser. 15-H15, Class AI, IO, 1.795s, 2065	57,696,818	6,346,650
FRB Ser. 15-H08, Class CI, IO, 1.783s, 2065	84,672,610	8,624,498
Ser. 15-H23, Class BI, IO, 1.714s, 2065	93,219,640	9,676,199
Ser. 15-H03, Class CI, IO, 1.713s, 2065	91,059,704	8,695,564
Ser. 06-36, Class OD, PO, zero %, 2036	19,739	17,378
Ser. 06-64, PO, zero %, 2034	38,423	37,555

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A,
IO, 6.1s, 2028	12,822	1,394

		503,833,381
Commercial mortgage-backed securities (22.4%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	33,321,000	32,591,483
Ser. 06-1, Class B, 5.49s, 2045	4,164,000	4,193,981

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.339s, 2051	143,477,001	673,495

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.339s, 2042	6,655,000	6,555,974
FRB Ser. 05-1, Class C, 5.339s, 2042	8,629,000	8,080,023

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 01-1, Class K, 6 1/8s, 2036	127,018	127,844

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.836s, 2038	9,954,000	9,902,686
FRB Ser. 07-PW16, Class AJ, 5.721s, 2040	10,767,000	10,336,320
FRB Ser. 06-PW11, Class AJ, 5.477s, 2039	1,580,000	1,546,425
Ser. 05-PWR7, Class D, 5.304s, 2041	4,190,000	3,590,327

22	Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-PWR7, Class C, 5.235s, 2041	$4,945,000	$4,993,461
Ser. 05-PWR7, Class B, 5.214s, 2041	6,957,319	6,870,352
Ser. 05-PWR9, Class C, 5.055s, 2042	3,745,000	3,735,638

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class C, 5.477s, 2039	8,260,000	7,413,350

CD Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.119s, 2044 F	8,486,000	8,112,676
FRB Ser. 07-CD5, Class XS, IO, 0.155s, 2044 F	108,405,401	206,237

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.574s, 2047	13,980,000	14,354,035

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class B, 6.085s, 2049	14,144,000	12,977,120
Ser. 06-C5, Class AJ, 5.482s, 2049	3,741,000	3,333,871

Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC11,
Class D, 4.457s, 2046	1,809,000	1,570,574

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.762s, 2046	2,017,000	1,979,159

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377s, 2046	7,760,000	7,465,120

COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.644s, 2044	1,792,000	1,767,629
FRB Ser. 13-CR11, Class D, 5.17s, 2046	1,999,000	1,835,082
FRB Ser. 14-CR18, Class D, 4.738s, 2047	11,804,000	9,020,617
Ser. 12-LC4, Class E, 4 1/4s, 2044 F	10,009,000	7,744,985
FRB Ser. 14-UBS6, Class D, 3.966s, 2047 F	13,990,000	9,207,254
Ser. 13-LC13, Class E, 3.719s, 2046 F	11,140,000	8,138,581
Ser. 14-CR18, Class E, 3.6s, 2047	11,801,000	7,284,083
FRB Ser. 07-C9, Class AJFL, 1.132s, 2049	314,000	294,061

Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5,
Class AX, IO, 0.717s, 2039	183,645,696	1,560,988

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.067s, 2041	12,525,000	12,175,553

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 05-C5, Class F, 5.1s, 2038 F	4,760,000	4,595,483
Ser. 05-C3, Class B, 4.882s, 2037	13,540,000	13,550,832

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	5,136,104	2,568,052

FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1, IO,
0.951s, 2020	10,556,155	158,342

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.475s, 2044	26,955,515	26,281,627

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	1,986,903	1,981,340

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.41s, 2046	3,958,000	3,481,853
FRB Ser. 05-GG4, Class XC, IO, 0.439s, 2039	33,826,079	101,478

GS Mortgage Securities Trust Ser. 06-GG8, Class AJ,
5.622s, 2039	6,591,000	6,063,720

Diversified Income Trust	23

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.631s, 2045	$470,624	$440,523
Ser. 11-GC3, Class E, 5s, 2044 F	8,510,000	7,896,326
FRB Ser. 14-GC26, Class D, 4.511s, 2047	3,972,000	2,935,467

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class E, 4.311s, 2047	7,852,000	5,789,280
FRB Ser. 14-C25, Class D, 3.949s, 2047	12,479,000	9,216,989
Ser. 14-C25, Class E, 3.332s, 2047 F	15,725,000	9,110,417

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051	6,922,500	6,752,899
FRB Ser. 06-LDP7, Class B, 5.935s, 2045	9,729,000	4,818,774
FRB Ser. 06-LDP6, Class B, 5.63s, 2043	11,811,500	11,693,385
Ser. 06-LDP6, Class AJ, 5.565s, 2043	518,975	522,400
Ser. 06-LDP8, Class B, 5.52s, 2045	5,932,000	5,917,170
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	13,871,000	13,783,613

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.175s, 2051	9,775,000	9,807,258
FRB Ser. 07-CB20, Class C, 6.175s, 2051	9,324,000	8,492,486
FRB Ser. 11-C3, Class E, 5.606s, 2046	10,985,000	10,830,112
FRB Ser. 12-C8, Class E, 4.658s, 2045	1,389,000	1,203,846
Ser. 13-C13, Class E, 3.986s, 2046	13,925,000	10,775,165
Ser. 13-C10, Class E, 3 1/2s, 2047	14,081,000	10,222,806
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	9,312,000	6,819,178

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	2,575,290	2,632,204
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,665,088

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	3,713,000	3,716,342
Ser. 06-C6, Class E, 5.541s, 2039	9,458,000	6,596,955
Ser. 06-C6, Class D, 5.502s, 2039	3,660,000	3,101,850
FRB Ser. 06-C6, Class C, 5.482s, 2039	24,928,000	23,432,320
Ser. 06-C1, Class AJ, 5.276s, 2041	7,012,347	6,992,362

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.313s, 2048	9,081,000	7,866,144

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	29,167	6

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.267s, 2051	2,001,000	2,100,650
FRB Ser. 05-CIP1, Class C, 5.52s, 2038	8,482,000	7,758,401
FRB Ser. 05-CIP1, Class B, 5.49s, 2038	2,799,407	2,772,054
Ser. 04-KEY2, Class D, 5.046s, 2039	4,316,737	4,271,529

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 8.731s, 2037	404,966	24,743
FRB Ser. 07-C5, Class X, IO, 5.099s, 2049	4,566,311	470,787

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	27,446,000	26,619,875
Ser. 06-4, Class AJ, 5.239s, 2049	8,859,896	8,707,506

24	Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
ML-CFC Commercial Mortgage Trust 144A Ser. 06-4,
Class AJFX, 5.147s, 2049	$9,331,000	$9,079,996

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.698s, 2047	20,213,000	15,381,497
FRB Ser. 12-C6, Class G, 4 1/2s, 2045	4,901,000	3,735,052
Ser. 14-C15, Class F, 4s, 2047	8,998,000	6,132,240
Ser. 13-C13, Class F, 3.707s, 2046	7,659,000	5,632,386
Ser. 14-C17, Class E, 3 1/2s, 2047 F	14,427,000	8,645,263
Ser. 15-C24, Class D, 3.257s, 2048	17,620,000	11,765,436

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class D, 5.847s, 2044	8,530,000	8,444,700
Ser. 07-HQ11, Class C, 5.558s, 2044	21,393,000	20,376,833
FRB Ser. 06-HQ8, Class D, 5.494s, 2044	8,329,000	6,981,784
Ser. 06-HQ10, Class B, 5.448s, 2041	5,060,000	4,882,926

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F,
6.268s, 2043	6,812,000	6,710,501

Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR,
Class F7, 6s, 2039	7,771,403	7,082,701

STRIPS CDO 144A FRB Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)	1,590,000	318,000

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8s, 2038	4,754,633	1,188,658

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 13-C6, Class D, 4.348s, 2046	13,066,000	11,272,038
Ser. 13-C6, Class E, 3 1/2s, 2046 F	18,360,000	12,689,036

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.048s, 2045	27,153,000	26,895,047
FRB Ser. 06-C25, Class AJ, 5.896s, 2043	1,157,000	1,156,884
FRB Ser. 05-C21, Class D, 5.303s, 2044	24,100,000	24,121,688
FRB Ser. 07-C34, IO, 0.301s, 2046	60,932,894	420,437

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 04-C11, Class G, 5.171s, 2041	5,825,000	5,601,087

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777s, 2045	8,580,000	7,226,934
FRB Ser. 13-LC12, Class D, 4.298s, 2046 F	12,082,111	9,605,281
Ser. 13-LC12, Class E, 3 1/2s, 2046 F	15,829,000	12,046,770

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.634s, 2044	1,015,000	1,017,538
Ser. 12-C6, Class E, 5s, 2045	7,840,000	6,261,024
Ser. 11-C3, Class E, 5s, 2044	8,644,000	7,828,066
FRB Ser. 14-C19, Class E, 4.971s, 2047	8,352,000	5,805,630
FRB Ser. 12-C9, Class D, 4.803s, 2045	3,717,000	3,288,058
FRB Ser. 13-C18, Class D, 4.668s, 2046	7,000,000	5,860,778
FRB Ser. 13-UBS1, Class E, 4.629s, 2046 F	11,752,000	9,792,613
FRB Ser. 13-C15, Class D, 4.48s, 2046	2,626,000	2,317,170
FRB Ser. 13-C12, Class D, 4.353s, 2048	1,179,000	1,040,302
Ser. 14-C19, Class D, 4.234s, 2047	12,770,000	10,202,434
Ser. 13-C12, Class E, 3 1/2s, 2048	15,114,000	11,353,637

		808,339,046

Diversified Income Trust	25

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (10.6%)
APS Resecuritization Trust 144A FRB Ser. 15-1, Class 2M,
0.578s, 2054	$12,084,000	$7,492,080

BCAP, LLC Trust 144A
FRB Ser. 10-RR11, Class 6A2, 2.865s, 2036	7,869,748	4,268,551
FRB Ser. 11-RR3, Class 3A6, 2.443s, 2036	11,837,013	5,208,286
FRB Ser. 15-RR5, Class 2A3, 1.392s, 2046	4,301,912	2,741,729
FRB Ser. 15-RR6, Class 3A2, 1.262s, 2046	6,590,000	5,293,088
FRB Ser. 10-RR7, Class 1610, 1.022s, 2047	16,313,628	8,156,814
FRB Ser. 12-RR5, Class 4A8, 0.606s, 2035	19,904,071	18,052,765

Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 5.308s, 2034	256,410	141,603

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 4.733s,
2025 (Bermuda)	10,335,000	10,034,748

Citigroup Mortgage Loan Trust 144A FRB Ser. 15-6, Class 1A2,
0.642s, 2047	9,178,631	5,323,606

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.068s, 2046	3,184,843	2,567,620
FRB Ser. 06-OA7, Class 1A2, 1.291s, 2046	21,136,593	15,218,347
FRB Ser. 05-38, Class A3, 0.783s, 2035	55,017,967	43,443,199
FRB Ser. 05-59, Class 1A1, 0.758s, 2035	45,702,347	35,323,573
FRB Ser. 06-OC2, Class 2A3, 0.723s, 2036 F	11,805,015	10,270,363
FRB Ser. 06-OA10, Class 4A1, 0.623s, 2046	14,825,325	10,007,094

CSMC Trust 144A FRB Ser. 13-3R, Class 5A2, 2.715s, 2036	10,072,899	6,547,385

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 16-HQA1,
Class B, 13.192s, 2028	2,240,000	2,258,480
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class B, 11.933s, 2025	17,767,968	18,626,161
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA2,
Class B, 10.933s, 2028	7,961,000	7,447,766
Structured Agency Credit Risk Debt Notes FRB Ser. 16-DNA1,
Class B, 10.433s, 2028	766,000	744,399
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA3,
Class B, 9.783s, 2028	15,740,000	14,620,973
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA2,
Class B, 7.983s, 2027	17,724,000	15,828,755

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.685s, 2028	11,465,000	11,807,804
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.183s, 2028	11,787,000	12,133,310
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
6.435s, 2028	12,743,000	13,178,811
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.133s, 2028	28,971,500	29,168,289
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.433s, 2025	3,666,364	3,645,825

Green Tree Home Improvement Loan Trust
Ser. 95-D, Class B2, 7.45s, 2025	4,769	4,762
Ser. 95-F, Class B2, 7.1s, 2021	3,335	3,333

26	Diversified Income Trust

MORTGAGE-BACKED SECURITIES (46.9%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
GreenPoint Mortgage Funding Trust FRB Ser. 07-AR3, Class A1,
0.653s, 2037	$8,727,951	$6,818,039

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 0.613s, 2036	15,329,540	7,544,893

Morgan Stanley Resecuritization Trust 144A
Ser. 15-R3, Class 8B, 2.667s, 2047	8,274,461	3,640,763
Ser. 15-R4, Class CB2, 0.598s, 2047 F	3,076,000	1,676,420
Ser. 15-R4, Class CB3, 0.598s, 2047	590,309	236,124

Nationstar HECM Loan Trust 144A Ser. 15-1A, Class A,
3.844s, 2018	4,449,634	4,447,409

Nomura Resecuritization Trust 144A FRB Ser. 15-4R,
Class 1A14, 0.601s, 2047	38,798,468	17,494,229

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1C3, 0.923s, 2045	20,961,189	16,938,326
FRB Ser. 05-AR19, Class A1C4, 0.833s, 2045	5,119,815	4,147,050

		382,502,772

Total mortgage-backed securities (cost $1,882,339,138)		$1,694,675,199

CORPORATE BONDS AND NOTES (32.1%)*	Principal amount	Value

Basic materials (2.5%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$2,253,000	$2,219,205

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	890,000	994,575

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	1,760,000	1,636,800

ArcelorMittal SA sr. unsec. unsub. notes 8s, 2039 (France)	1,032,000	897,840

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	2,021,000	2,142,260

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	1,706,000	1,949,105

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	3,745,000	3,773,088

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	955,000	1,052,888

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	600,000	566,940

Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s,
2025 (Mexico)	800,000	748,000

Cemex SAB de CV 144A company guaranty sr. sub. notes
7 1/4s, 2021 (Mexico)	2,850,000	2,964,000

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.7s,
2025 (Mexico)	2,190,000	2,009,325

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	3,679,000	3,568,630

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	4,276,000	3,773,570

CPG Merger Sub, LLC 144A company guaranty sr. unsec.
notes 8s, 2021	1,642,000	1,531,165

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7 1/4s, 2022 (Canada)	1,725,000	1,155,750

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	1,989,000	1,352,520

Diversified Income Trust	27

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount	Value

Basic materials cont.
GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023	$2,170,000	$2,354,450

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	4,888,000	3,494,920

Huntsman International, LLC 144A company guaranty sr. unsec.
notes 5 1/8s, 2022	2,136,000	2,071,920

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	2,701,000	2,403,890

Joseph T Ryerson & Son, Inc. company guaranty sr. sub.
notes 9s, 2017	3,777,000	3,248,220

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7 1/2s, 2020	2,634,000	2,736,068

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	3,146,000	3,134,203

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6 1/4s, 2022 (Canada)	2,813,000	2,384,018

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	3,255,000	3,161,419

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	6,294,000	6,352,534

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	2,090,000	1,922,800

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	2,440,000	2,438,780

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018	1,647,000	1,539,945

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7 1/2s, 2025 (Ireland)	2,371,000	2,637,738

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	305,000	314,150

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	1,985,000	2,009,813

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	1,557,000	1,560,893

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	585,000	590,850

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021	4,808,000	2,848,740

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	3,621,000	3,765,840

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
notes 6s, 2023	1,745,000	1,601,038

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	4,055,000	4,227,338

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	697,000	724,880

		89,860,108
Capital goods (1.8%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	6,481,000	6,609,972

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5 3/8s, 2024	2,480,000	2,383,900

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	2,699,000	2,769,849

28	Diversified Income Trust

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount		Value

Capital goods cont.
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022		$2,690,000	$2,703,450

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024		3,012,000	2,876,460

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		2,780,000	3,023,250

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7 3/8s, 2026		2,765,000	2,951,638

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7 3/4s, 2020 (Luxembourg)		1,928,000	1,903,900

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022		6,389,000	5,454,609

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022		2,330,000	2,318,350

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)		1,150,000	1,549,791

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		3,298,000	2,828,035

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022		1,848,000	1,850,310

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2025		1,865,000	1,878,988

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2022		4,314,000	4,389,495

Rexam PLC unsec. sub. FRB 6 3/4s, 2067 (United Kingdom)	EUR	560,000	635,886

Schaeffler Holding Finance BV 144A company guaranty sr.
notes 6 3/4s, 2022 (Netherlands) ‡‡		$950,000	1,036,688

Schaeffler Holding Finance BV 144A company guaranty sr. sub.
notes 6 7/8s, 2018 (Netherlands) ‡‡		2,120,000	2,180,950

Terex Corp. company guaranty sr. unsec. notes 6s, 2021		4,919,000	4,759,133

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8 3/4s, 2023		3,150,000	3,024,000

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021		525,000	549,938

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024		3,390,000	3,363,558

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025		3,676,000	3,657,620

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022		1,485,000	1,514,700

			66,214,470
Communication services (4.4%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s,
2023 (Luxembourg)		1,050,000	1,050,000

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7 5/8s, 2025 (Luxembourg)		540,000	513,270

Altice SA 144A company guaranty sr. unsec. notes 7 3/4s,
2022 (Luxembourg)		5,505,000	5,388,019

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023		6,437,000	6,533,555

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		1,609,000	1,657,270

Diversified Income Trust	29

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount		Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5 7/8s, 2024		$2,520,000	$2,633,400

CCOH Safari, LLC 144A sr. unsec. notes 5 3/4s, 2026		1,745,000	1,806,075

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		2,661,000	2,587,823

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		380,000	384,944

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		2,110,000	1,962,300

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		1,641,000	1,530,233

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R		3,958,000	4,269,693

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R		1,520,000	1,622,600

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024		2,656,000	2,367,160

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		3,060,000	3,136,500

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		2,536,000	2,174,620

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)		4,275,000	3,719,250

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021		3,295,000	3,045,865

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024		475,000	418,000

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025		1,860,000	1,869,300

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022		2,090,000	2,142,250

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020		1,839,000	1,910,261

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022		3,105,000	3,205,913

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022		1,899,000	1,928,453

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024		1,360,000	1,377,000

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 7/8s, 2025		1,765,000	1,918,555

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 1/8s, 2023		1,375,000	1,471,250

Numericable-SFR SA 144A company guaranty sr. notes 6 1/4s,
2024 (France)		4,231,000	4,114,648

Numericable-SFR SA 144A company guaranty sr. notes 6s,
2022 (France)		5,479,000	5,342,025

Numericable-SFR SA 144A sr. bonds 5 5/8s, 2024 (France)	EUR	860,000	987,157

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$618,000	639,630

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,503,712

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6 7/8s, 2028		5,995,000	4,376,350

Sprint Communications, Inc. sr. unsec. notes 7s, 2020		2,538,000	2,011,365

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		2,303,000	2,412,393

Sprint Corp. company guaranty sr. unsec. sub. notes
7 7/8s, 2023		10,036,000	7,675,432

Sprint Corp. company guaranty sr. unsec. sub. notes
7 1/4s, 2021		5,145,000	3,929,494

30	Diversified Income Trust

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount		Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 5/8s, 2023		$3,943,000	$4,140,150

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 3/8s, 2025		3,740,000	3,828,825

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		2,363,000	2,481,150

T-Mobile USA, Inc. company guaranty sr. unsec. notes 6s, 2023		3,889,000	3,971,641

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		800,000	836,000

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		4,357,000	4,498,603

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	2,690,000	3,361,264

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes 5 5/8s, 2023 (Germany)	EUR	1,220,000	1,484,505

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes Ser. REGS, 5 3/4s, 2023 (Germany)	EUR	1,956,960	2,383,686

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	1,725,300	2,087,255

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$3,535,000	3,641,050

Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 4 1/2s, 2025 (United Kingdom)	EUR	3,165,000	3,483,793

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	1,944,000	2,906,655

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022		$4,467,000	4,109,640

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019		5,058,000	5,058,000

Wind Acquisition Finance SA 144A company guaranty notes
7 3/8s, 2021 (Luxembourg)		3,490,000	3,158,450

Wind Acquisition Finance SA 144A company guaranty sr. notes
4s, 2020 (Luxembourg)	EUR	2,375,000	2,673,163

Windstream Services, LLC company guaranty sr. unsec. notes
7 3/4s, 2021		$2,760,000	2,251,125

Windstream Services, LLC company guaranty sr. unsec. notes
6 3/8s, 2023		5,401,000	3,956,233

Ziggo Bond Finance BV 144A sr. unsec. bonds 4 5/8s,
2025 (Netherlands)	EUR	1,025,000	1,137,818

			157,064,771
Consumer cyclicals (5.1%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022		$2,740,000	2,815,350

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 3/4s, 2025		939,000	960,128

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023		1,977,000	2,053,609

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022		2,598,000	2,338,200

Black Knight InfoServ, LLC/Black Knight Lending Solutions, Inc.
company guaranty sr. unsec. notes 5 3/4s, 2023		3,268,000	3,382,380

Diversified Income Trust	31

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017		$1,696,000	$1,382,240

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021		2,336,000	998,640

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023		936,000	996,840

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)		2,360,000	2,253,800

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)		3,785,000	3,344,994

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021		3,996,000	4,285,710

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5 7/8s, 2024		835,000	878,838

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		945,000	979,256

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		916,000	937,755

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		152,000	158,460

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4 7/8s, 2023		2,061,000	2,078,415

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2020		1,357,000	1,241,655

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022		6,577,000	6,544,115

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		932,000	354,160

Dana Holding Corp. sr. unsec. notes 6s, 2023		310,000	305,350

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 3/4s, 2023		1,330,000	1,409,800

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2020		930,000	973,013

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2023		3,775,000	3,907,125

Entercom Radio, LLC company guaranty sr. unsec. notes
10 1/2s, 2019		2,260,000	2,344,750

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		2,617,000	1,544,030

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 7/8s, 2020		3,821,000	3,973,840

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 3/8s, 2018		885,000	909,338

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	3,853,000	2,981,532

Grupo Televisa SAB sr. unsec. unsub. bonds 6 5/8s,
2040 (Mexico)		$900,000	993,499

Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN, 7 1/4s,
2043 (Mexico)	MXN	25,900,000	1,221,392

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		$3,649,000	3,594,265

32	Diversified Income Trust

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	$581,000	$429,940

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	2,633,000	2,711,990

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	1,425,000	1,464,188

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	603,000	584,910

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	700,000	560,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	5,777,000	5,314,840

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	1,807,000	2,028,358

L Brands, Inc. company guaranty sr. unsec. sub. notes
5 5/8s, 2022	1,325,000	1,440,938

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 7/8s, 2022	2,567,000	2,701,768

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2024	2,250,000	2,346,300

Lennar Corp. company guaranty sr. unsec. unsub. bonds
4 1/2s, 2019	1,000,000	1,040,000

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	1,515,000	1,583,175

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	3,490,000	3,141,000

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021	1,965,000	1,468,838

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	1,317,000	1,198,470

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	4,696,000	3,618,832

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8s, 2021	1,280,000	1,100,800

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5 1/2s, 2021 (Luxembourg)	4,321,000	4,483,038

Nortek, Inc. company guaranty sr. unsec. sub. notes
8 1/2s, 2021	4,328,000	4,490,300

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 7/8s, 2025	2,510,000	2,616,675

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2024	1,697,000	1,769,123

Owens Corning company guaranty sr. unsec. notes 4.2s, 2024	2,707,000	2,696,310

Penn National Gaming, Inc. sr. unsec. sub. notes 5 7/8s, 2021	4,566,000	4,543,170

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	4,243,000	4,327,860

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	2,948,000	2,925,890

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,625,000	1,840,313

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2023	2,675,000	2,715,125

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	2,359,000	2,441,565

Diversified Income Trust	33

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		$350,000	$360,500

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		2,820,000	2,922,225

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023		2,410,000	2,473,263

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018		1,084,000	915,980

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022		6,260,000	5,070,600

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020		1,000,000	600,000

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022		3,145,000	3,207,900

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 6 3/8s, 2021		2,019,000	2,130,045

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 5 3/8s, 2021		411,000	423,844

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5 5/8s, 2024		3,987,000	4,006,935

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6s, 2024		1,848,000	1,935,780

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021		4,893,000	5,027,558

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5 3/4s, 2025		2,045,000	2,172,813

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 5/8s, 2022		90,000	97,200

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2020		215,000	226,395

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 3/8s, 2024		2,127,000	2,158,905

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		3,699,000	3,560,288

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		1,841,000	1,804,180

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5 5/8s, 2024		1,170,000	1,120,275

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		1,617,000	1,685,723

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021		1,552,000	1,598,560

Thomas Cook Finance PLC 144A company guaranty sr. unsec.
bonds 6 3/4s, 2021 (United Kingdom)	EUR	6,412,000	7,325,982

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022		$2,725,000	2,662,271

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021		2,084,000	2,125,680

			185,339,097
Consumer staples (1.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)		5,710,000	5,938,400

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)		1,460,000	1,489,200

34	Diversified Income Trust

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount	Value

Consumer staples cont.
Ashtead Capital, Inc. 144A company guaranty notes
6 1/2s, 2022	$3,536,000	$3,757,000

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	685,000	664,450

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	3,081,000	2,917,322

BlueLine Rental Finance Corp. 144A notes 7s, 2019	3,420,000	3,150,675

CEC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 8s, 2022	1,892,000	1,622,390

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	6,833,000	6,423,020

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	470,000	481,163

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021	2,850,000	2,885,625

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	1,349,000	1,517,625

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	3,541,000	3,576,410

Corrections Corp. of America company guaranty sr. unsec. sub.
notes 4 1/8s, 2020 R	1,337,000	1,363,740

Dean Foods Co. 144A company guaranty sr. unsec. notes
6 1/2s, 2023	2,870,000	2,945,338

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	5,410,000	3,462,400

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	1,220,000	1,069,025

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	967,000	963,132

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	875,000	871,500

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	680,000	697,000

Landry’s, Inc. 144A company guaranty sr. unsec. sub. notes
9 3/8s, 2020	3,325,000	3,491,250

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	1,729,000	1,735,484

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2021	2,010,000	2,040,150

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	4,928,000	5,063,520

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2023	4,367,000	4,629,020

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	655,000	484,700

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5 3/8s, 2022	2,208,000	2,376,360

		65,615,899
Energy (4.9%)
Antero Resources Corp. company guaranty sr. unsec. notes
5 5/8s, 2023	1,553,000	1,428,760

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2021	4,494,000	4,156,950

Diversified Income Trust	35

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount	Value

Energy cont.
Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	$4,701,000	$3,384,720

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2021	1,011,000	717,810

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 5/8s, 2024 (Canada)	3,122,000	2,099,545

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 1/8s, 2021 (Canada)	407,000	288,970

California Resources Corp. company guaranty sr. unsec. sub.
notes 6s, 2024	1,767,000	397,575

California Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2020	497,000	114,310

California Resources Corp. 144A company guaranty
notes 8s, 2022	6,069,000	2,336,565

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020 (In default) †	1,640,000	307,500

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	2,127,600	898,911

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	3,240,000	1,587,600

Concho Resources, Inc. company guaranty sr. unsec. notes
5 1/2s, 2023	3,633,000	3,560,340

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	896,000	880,320

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	2,367,000	1,065,150

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	389,000	299,530

Gazprom OAO Via Gaz Capital SA sr. unsec. unsub. notes
Ser. REGS, EMTN, 7.288s, 2037 (Russia)	1,010,000	1,099,597

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)	1,042,000	1,183,827

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
7.288s, 2037 (Russia)	1,280,000	1,396,800

Halcon Resources Corp. company guaranty sr. unsec. notes
9 3/4s, 2020	2,835,000	503,213

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	6,018,000	1,053,150

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/4s, 2020	1,625,000	1,685,938

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5 1/2s, 2022	780,000	750,750

Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2021	1,492,000	279,750

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	3,579,000	161,055

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021 (In default) †	3,185,000	366,275

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019 (In default) †	1,015,000	111,650

36	Diversified Income Trust

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount	Value

Energy cont.
Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020 (In default) †	$3,937,000	$541,338

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	1,700,000	1,626,050

Lukoil International Finance BV 144A company guaranty sr.
unsec. unsub. bonds 6.656s, 2022 (Russia)	2,380,000	2,530,987

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/4s, 2022	4,300,000	4,181,750

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	2,095,000	1,906,450

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	818,000	601,230

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	4,307,000	3,187,180

Pertamina Persero PT 144A sr. unsec. unsub. notes 6.45s,
2044 (Indonesia)	3,950,000	3,851,250

Pertamina Persero PT 144A sr. unsec. unsub. notes 6s,
2042 (Indonesia)	1,425,000	1,300,759

Pertamina Persero PT 144A sr. unsec. unsub. notes 4 7/8s,
2022 (Indonesia)	720,000	731,364

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	5,465,000	5,330,763

Petroleos de Venezuela SA company guaranty sr. unsec. notes
Ser. REGS, 8 1/2s, 2017 (Venezuela)	4,166,663	2,208,331

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	14,670,000	4,555,035

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 1/4s, 2017 (Venezuela)	29,790,000	15,118,425

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	36,796,000	28,562,895

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8 1/2s, 2017 (Venezuela)	30,602,636	16,219,397

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	24,565,000	7,578,303

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5 5/8s, 2046 (Mexico)	13,745,000	11,551,298

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 5/8s, 2038 (Mexico)	760,000	720,100

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 1/2s, 2041 (Mexico)	1,000,000	941,500

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)	1,865,000	1,728,855

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 7/8s, 2024 (Mexico)	1,665,000	1,632,116

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 1/2s, 2026 (Mexico)	3,060,000	2,850,390

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2023	2,055,000	1,335,750

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2022	1,837,000	1,221,605

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	2,567,000	2,502,825

Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024	1,640,000	1,566,200

Sabine Pass Liquefaction, LLC sr. notes 5 5/8s, 2023	3,130,000	2,973,500

Diversified Income Trust	37

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount	Value

Energy cont.
Samson Investment Co. company guaranty sr. unsec. notes
9 3/4s, 2020 (In default) †	$3,925,000	$9,813

SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s,
2020 (In default) †	4,030,000	977,275

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8 1/4s, 2020 (Canada)	2,090,000	2,095,225

Seventy Seven Energy, Inc. sr. unsec. sub. notes 6 1/2s, 2022	3,730,000	167,850

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	985,000	694,425

Tervita Corp. 144A sr. notes 8s, 2018 (Canada)	2,590,000	1,838,900

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	655,000	72,050

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6 3/4s, 2022	1,655,000	310,313

Unit Corp. company guaranty sr. unsec. sub. notes 6 5/8s, 2021	1,887,000	943,500

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	765,000	710,355

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4 7/8s, 2023	4,410,000	3,847,725

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	5,215,000	3,806,950

		176,646,588
Financials (5.7%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	4,151,000	3,891,563

Ally Financial, Inc. company guaranty sr. unsec. notes 8s, 2031	6,114,000	6,969,960

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	1,221,000	1,517,093

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	600,000	615,000

Banco Nacional de Costa Rica 144A sr. unsec. unsub. notes
4 7/8s, 2018 (Costa Rica)	2,200,000	2,195,844

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	1,685,000	1,739,257

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	2,850,000	2,864,250

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	1,415,000	1,431,796

CIT Group, Inc. 144A sr. unsec. notes 6 5/8s, 2018	1,885,000	1,981,606

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	2,620,000	1,139,700

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	1,845,000	1,886,513

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	1,955,000	1,994,100

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	785,000	886,226

Credit Acceptance Corp. company guaranty sr. unsec. notes
6 1/8s, 2021	1,433,000	1,354,185

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)	1,285,000	1,191,838

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	3,462,000	2,215,680

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031	3,250,000	3,770,000

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151s, 2031	3,179,000	3,687,640

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	3,220,000	3,211,950

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2025 R	1,335,000	1,298,288

38	Diversified Income Trust

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount		Value

Financials cont.
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15s, 2066		$1,328,000	$421,640

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8 1/8s, 2019 ‡‡		2,425,000	2,231,000

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		2,150,000	2,117,750

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022		3,602,000	3,418,298

iStar, Inc. sr. unsec. notes 5s, 2019 R		2,413,000	2,316,480

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697s, 2097		2,775,000	3,472,088

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	2,415,000	5,713,093

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)		$2,300,000	2,507,000

MetLife Capital Trust X 144A jr. unsec. sub. FRB 9 1/4s, 2068		935,000	1,266,925

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2022 R		2,405,000	2,513,225

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2020		1,255,000	1,201,663

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		3,743,000	3,321,913

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019		1,279,000	1,004,015

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6 3/4s, 2019		2,632,000	2,634,632

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021		2,586,000	2,576,303

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		3,210,000	2,832,825

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		2,283,000	2,163,143

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s,
perpetual maturity (United Kingdom)		1,955,000	1,864,093

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)		3,515,000	3,268,950

Royal Bank of Scotland Group PLC jr. unsec. sub. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)		6,765,000	6,612,788

Royal Bank of Scotland Group PLC unsec. sub. bonds 5 1/8s,
2024 (United Kingdom)		1,495,000	1,437,278

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298s, 2017 (Russia)		2,500,000	2,537,500

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes
6 1/8s, 2022 (Russia)		2,100,000	2,168,250

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub.
notes 4.95s, 2017 (Russia)		5,010,000	5,091,413

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6s, 2020		3,462,000	3,323,520

Springleaf Finance Corp. sr. unsec. unsub. notes 5 1/4s, 2019		1,630,000	1,556,650

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		2,000,000	1,950,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018		2,178,000	1,742,400

Diversified Income Trust	39

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount		Value

Financials cont.
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024		$3,819,000	$3,795,131

UBS AG/Jersey jr. unsec. sub. FRN Ser. EMTN, 7.152s, perpetual
maturity (Jersey)	EUR	2,000,000	2,448,566

Ukreximbank Via Biz Finance PLC 144A sr. unsec. bonds 9 5/8s,
2022 (Ukraine)		$3,400,000	2,995,269

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		3,620,000	3,620,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)		5,600,000	5,768,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		1,956,000	1,979,246

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942s, 2023 (Russia)		2,200,000	2,139,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		22,451,000	23,676,510

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)		39,040,000	37,966,361

VTB Bank PJSC via VTB Eurasia, Ltd. 144A unsec. sub. FRN
9 1/2s, perpetual maturity (Russia)		1,110,000	1,080,863

Walter Investment Management Corp. company guaranty sr.
unsec. notes 7 7/8s, 2021		2,770,000	1,800,500

Health care (2.6%)			206,377,270
Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6 1/8s, 2021		2,200,000	2,277,000

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5 1/8s, 2022		2,005,000	2,025,050

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023		3,768,000	3,325,260

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		3,556,000	3,591,560

Centene Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2024		2,705,000	2,847,013

Centene Escrow Corp. 144A sr. unsec. notes 5 5/8s, 2021		845,000	880,913

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022		1,978,000	1,785,145

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)		2,557,000	2,192,628

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10 1/2s, 2018 (Luxembourg)		2,010,000	2,070,300

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		4,396,000	3,280,515

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)		4,543,000	4,520,285

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022		327,000	309,833

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023		4,173,000	3,943,485

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)		875,000	820,313

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6s, 2023 (Ireland)		1,965,000	1,854,469

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022		2,717,000	2,706,811

40	Diversified Income Trust

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	$2,185,000	$2,239,625

HCA, Inc. company guaranty sr. sub. notes 5 7/8s, 2022	2,000,000	2,165,000

HCA, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2022	741,000	835,478

HCA, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2025	1,065,000	1,076,651

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	3,165,000	3,249,822

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10 1/2s, 2018	85,000	85,213

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	2,806,000	2,469,280

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	1,255,000	1,305,200

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	2,175,000	2,234,813

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	3,145,000	3,203,138

Service Corp. International/US sr. unsec. notes 5 3/8s, 2022	3,965,000	4,143,425

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	5,990,000	6,334,425

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	1,831,000	1,826,423

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	2,216,000	2,227,080

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	1,919,000	1,923,798

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	810,000	864,675

Tenet Healthcare Corp. company guaranty sr. sub.
notes 6s, 2020	4,416,000	4,703,040

Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.134s, 2020	3,355,000	3,329,838

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020	1,194,000	991,020

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2025	3,185,000	2,452,450

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2023	3,557,000	2,787,799

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	2,062,000	1,623,825

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	1,705,000	1,340,556

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2020	2,434,000	1,983,710

		93,826,864
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	1,726,000	1,771,308

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	893,000	274,598

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	2,736,000	1,846,800

Diversified Income Trust	41

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount		Value

Technology cont.
CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025		$1,660,000	$1,675,563

First Data Corp. 144A company guaranty sr. unsec. unsub.
notes 7s, 2023		3,670,000	3,706,700

First Data Corp. 144A notes 5 3/4s, 2024		3,510,000	3,509,649

First Data Corp. 144A sr. notes 5 3/8s, 2023		3,205,000	3,285,125

Infor US, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022		5,575,000	5,073,250

Infor US, Inc. 144A company guaranty sr. notes 5 3/4s, 2020		1,127,000	1,160,810

Iron Mountain, Inc. company guaranty sr. unsec. notes 6s, 2023 R		3,445,000	3,617,250

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5 7/8s, 2022		2,454,000	2,122,710

Micron Technology, Inc. 144A sr. unsec. unsub. notes
5 1/4s, 2023		2,215,000	1,810,763

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		2,065,000	929,250

Techem Energy Metering Service GmbH & Co. KG 144A
company guaranty sr. unsec. sub. notes 7 7/8s, 2020 (Germany)	EUR	1,550,000	1,880,363

Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6 7/8s, 2021 (Germany)	EUR	3,425,000	4,104,020

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022		$4,022,000	4,363,870

			41,132,029
Transportation (0.3%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023		4,120,000	3,862,500

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023		6,519,000	6,356,025

			10,218,525
Utilities and power (1.9%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020		4,429,000	5,026,915

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025		6,629,000	6,413,558

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023		965,000	933,638

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021		1,960,000	2,195,200

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025		5,100,000	4,896,000

Calpine Corp. 144A company guaranty sr. notes 6s, 2022		4,105,000	4,305,119

Calpine Corp. 144A company guaranty sr. sub. notes
5 7/8s, 2024		510,000	536,775

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		2,825,000	2,709,838

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 5 3/4s, 2021 (Brazil)		500,000	420,000

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85s, 2037		2,495,000	1,977,549

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022		385,000	356,125

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019		6,964,000	6,929,180

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024		260,000	235,950

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8 5/8s, 2022		2,976,000	3,395,187

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †		2,773,024	3,015,664

Energy Transfer Equity LP company guaranty sr. notes
7 1/2s, 2020		2,415,000	2,324,438

42	Diversified Income Trust

CORPORATE BONDS AND NOTES (32.1%)* cont.	Principal amount		Value

Utilities and power cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022		$1,185,000	$551,025

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023		1,530,000	703,800

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9 3/8s, 2020		2,584,000	1,292,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		530,000	386,900

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020		2,237,000	1,442,865

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7 7/8s, 2021		6,375,000	6,351,094

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2022		2,165,000	2,013,450

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024		2,389,000	2,221,770

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5s, 2022		1,655,000	1,555,338

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		499,000	491,515

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		2,443,000	2,373,350

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		1,140,000	1,016,228

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023		550,000	485,285

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022		3,692,000	3,396,640

			69,952,396

Total corporate bonds and notes (cost $1,315,699,328)			$1,162,248,017

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.9%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. notes 8s, 2020 (Argentina)		$13,583,600	$14,670,288

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s,
2017 (Argentina) (In default) †		2,390,000	2,820,200

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		47,013,138	47,483,270

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		706,627	846,186

Bahamas (Commonwealth of) 144A sr. unsec. unsub. notes
5 3/4s, 2024 (Bahamas)		1,050,000	1,086,179

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		3,755,000	3,797,244

Brazil (Federal Republic of) sr. unsec. unsub. notes 10s, 2017
(Brazil) (units)	BRL	7,250	2,014,538

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$9,195,000	9,953,588

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)		15,579,186	16,358,145

Costa Rica (Republic of) 144A sr. unsec. unsub. notes 7s, 2044
(Costa Rica)		1,500,000	1,361,250

Diversified Income Trust	43

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.9%)* cont.	Principal amount		Value

Croatia (Republic of) 144A sr. unsec. unsub. notes 6s,
2024 (Croatia)		$10,550,000	$11,499,500

Ghana (Republic of) 144A sr. unsec. unsub. notes 8 1/2s,
2017 (Ghana)		1,276,000	1,248,885

Ghana (Republic of) 144A sr. unsec. unsub. notes 7 7/8s,
2023 (Ghana)		527,337	417,915

Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	25,739,000	27,191,939

Hellenic (Republic of) sr. unsec. unsub. bonds 4 3/4s,
2019 (Greece)	EUR	20,718,000	20,638,505

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2038 (Greece) ††	EUR	5,156,206	3,250,748

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2037 (Greece) ††	EUR	76,201	48,023

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2036 (Greece) ††	EUR	7,897,079	5,027,445

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2035 (Greece) ††	EUR	2,924,875	1,885,600

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2034 (Greece) ††	EUR	1,127,892	735,982

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2033 (Greece) ††	EUR	2,330,499	1,543,470

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2032 (Greece) ††	EUR	666,788	451,555

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2031 (Greece) ††	EUR	1,141,231	784,423

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2030 (Greece) ††	EUR	9,411,191	6,573,501

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2029 (Greece) ††	EUR	5,427,966	3,864,007

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2028 (Greece) ††	EUR	15,798,392	11,464,464

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2027 (Greece) ††	EUR	10,416,577	7,732,200

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2026 (Greece) ††	EUR	15,350,352	11,666,667

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2025 (Greece) ††	EUR	29,586,779	23,140,195

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2024 (Greece) ††	EUR	19,933,486	15,934,776

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2023 (Greece) ††	EUR	16,189,294	13,209,348

Indonesia (Republic of) 144A sr. unsec. notes 4 3/4s,
2026 (Indonesia)		$3,300,000	3,432,000

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s,
2037 (Indonesia)		3,255,000	3,727,561

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95s,
2046 (Indonesia)		3,250,000	3,599,375

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3 3/8s,
2023 (Indonesia)		5,860,000	5,735,768

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5 1/8s,
2045 (Indonesia)		6,310,000	6,223,238

44	Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.9%)* cont.	Principal amount	Value

Kenya (Republic of) 144A sr. unsec. unsub. notes 6 7/8s,
2024 (Kenya)	$3,400,000	$3,225,750

Mexico (Republic of) sr. unsec. unsub. notes Ser. MTN, 4 3/4s,
2044 (Mexico)	150,000	148,839

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)	1,925,000	1,972,051

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s,
2042 (Russia)	10,400,000	10,517,000

Turkey (Republic of) sr. unsec. unsub. bonds 4 1/4s,
2026 (Turkey)	3,000,000	2,916,704

Ukraine (Government of) 144A unsec. FRN Ser. GDP, zero %,
2040 (Ukraine)	1,007,000	329,168

Ukraine (Government of) 144A unsec. notes 7 3/4s,
2025 (Ukraine)	492,000	436,133

Ukraine (Government of) 144A unsec. notes 7 3/4s,
2024 (Ukraine)	492,000	439,823

Ukraine (Government of) 144A unsec. notes 7 3/4s,
2023 (Ukraine)	492,000	445,063

Ukraine (Government of) 144A unsec. notes 7 3/4s,
2020 (Ukraine)	492,000	461,471

Ukraine (Government of) 144A unsec. notes 7 3/4s,
2019 (Ukraine)	139,867	131,608

Venezuela (Bolivarian Republic of) sr. unsec. bonds 9 1/4s,
2028 (Venezuela)	4,300,000	1,515,750

Venezuela (Bolivarian Republic of) sr. unsec. bonds 7s,
2038 (Venezuela)	2,900,000	971,500

Venezuela (Bolivarian Republic of) sr. unsec. unsub. bonds
9 1/4s, 2027 (Venezuela)	7,605,000	3,042,000

Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds
13 5/8s, 2018 (Venezuela)	4,935,000	2,748,795

Vietnam (Republic of) 144A sr. unsec. bonds 4.8s,
2024 (Vietnam)	600,000	601,464

Total foreign government and agency bonds and notes (cost $348,609,280)		$321,321,097

SENIOR LOANS (1.7%)* [c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	$3,999,214	$3,798,537

Asurion, LLC bank term loan FRN 8 1/2s, 2021	1,957,000	1,824,292

Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	2,165,986	1,573,048

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	2,366,433	1,573,678

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	8,294,111	7,607,259

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 3/4s, 2017	1,258,675	1,153,261

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	4,416,338	3,588,274

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,435,000	997,325

First Data Corp. bank term loan FRN 4.432s, 2021	61,131	60,940

First Data Corp. bank term loan FRN Ser. B, 3.932s, 2018	665,552	663,685

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	1,448,663	1,363,554

Diversified Income Trust	45

SENIOR LOANS (1.7%)* [c] cont.	Principal amount		Value

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019		$2,981,759	$2,220,167

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.189s, 2019		3,744,000	2,556,841

Jeld-Wen, Inc. bank term loan FRN 5 1/4s, 2021		2,686,398	2,673,807

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4 3/4s, 2022		1,072,106	1,067,081

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020		3,216,938	2,922,050

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020		6,662,535	6,088,817

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021		1,413,475	1,296,863

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)		2,552,899	2,455,570

PET Acquisition Merger Sub, LLC bank term loan FRN Ser. B1,
5 3/4s, 2023		2,395,000	2,386,392

ROC Finance, LLC bank term loan FRN 5s, 2019		7,128,984	6,843,824

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021		2,090,000	1,946,313

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020		2,311,414	2,155,394

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017		3,098,000	870,021

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017		31,795	8,929

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 3 3/4s, 2020		1,064,623	998,844

Total senior loans (cost $69,851,209)			$60,694,766

PURCHASED SWAP OPTIONS OUTSTANDING (0.5%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC
1.73875/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.73875	$664,373,200	$7,201,805

(2.15625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/2.15625	664,373,200	6,644

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	752,362,500	752

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	89,988,900	1,780,700

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	89,988,900	725,221

Goldman Sachs International
1.149/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.149	750,396,900	4,382,320

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	752,362,500	752

JPMorgan Chase Bank N.A.
(1.805)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.805	1,194,051,600	2,388,103

1.445/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.445	1,194,051,600	1,385,100

2.19/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.19	49,828,000	625,341

(1.365)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.365	1,350,412,600	351,107

2.15/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.15	49,828,000	273,057

0.975/3 month USD-LIBOR-BBA/Apr-21	Apr-16/0.975	1,350,412,600	189,058

Total purchased swap options outstanding (cost $49,745,770)			$19,309,960

46	Diversified Income Trust

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/$101.30	$178,333,000	$508,249

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.22	183,000,000	484,950

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.16	269,000,000	672,500

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.11	178,333,000	427,999

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.91	269,000,000	532,620

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.84	183,000,000	342,210

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.91	178,000,000	1,306,520

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.81	178,000,000	1,196,160

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.69	178,000,000	1,059,100

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.59	177,000,000	957,570

Total purchased options outstanding (cost $17,470,619)			$7,487,878

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount		Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R		$910,000	$936,208

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018		1,360,000	810,900

Total convertible bonds and notes (cost $1,980,360)			$1,747,108

SHORT-TERM INVESTMENTS (11.3%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.44% L	Shares	186,191,057	$186,191,057

SSgA Prime Money Market Fund Class N 0.40% P	Shares	580,000	580,000

U.S. Treasury Bills 0.30%, May 19, 2016 ∆ §		$18,528,000	18,524,758

U.S. Treasury Bills 0.31%, May 12, 2016 # ∆ §		36,870,000	36,865,944

U.S. Treasury Bills 0.27%, May 5, 2016 # ∆ §		35,371,000	35,367,958

U.S. Treasury Bills 0.04%, April 28, 2016 # ∆ §		22,932,000	22,929,042

U.S. Treasury Bills 0.17%, April 21, 2016 # ∆ §		24,968,000	24,966,552

U.S. Treasury Bills 0.07%, April 14, 2016 ∆		10,489,000	10,488,612

U.S. Treasury Bills 0.07%, April 7, 2016 ∆ §		72,206,000	72,204,555

Total short-term investments (cost $408,102,110)			$408,118,478

TOTAL INVESTMENTS

Total investments (cost $6,347,727,300)			$5,933,830,095

Diversified Income Trust	47

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations

bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,616,954,429.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

48	Diversified Income Trust

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,147,740,105 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	87.6%	United Kingdom	0.7%

Greece	2.6	Indonesia	0.6

Russia	1.7	Luxembourg	0.5

Argentina	1.6	Mexico	0.5

Venezuela	1.4	Other	1.9

Canada	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $2,060,014,070) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/20/16	$7,794,476	$8,087,771	$(293,295)

	British Pound	Buy	6/15/16	18,933,857	18,485,798	448,059

	Canadian Dollar	Sell	4/20/16	15,747,995	14,453,118	(1,294,877)

	Czech Koruna	Sell	6/15/16	2,709,490	1,941,833	(767,657)

	Euro	Sell	6/15/16	38,267,737	37,323,180	(944,557)

	Hong Kong Dollar	Sell	5/18/16	20,341,121	20,213,826	(127,295)

	Japanese Yen	Sell	5/18/16	18,783,640	18,572,006	(211,634)

	Mexican Peso	Buy	4/20/16	45,556,135	44,822,350	733,785

	Mexican Peso	Sell	4/20/16	45,556,135	42,853,027	(2,703,108)

Diversified Income Trust	49

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $2,060,014,070) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A. cont.
	New Zealand Dollar	Buy	4/20/16	$36,679,948	$35,899,773	$780,175

	Norwegian Krone	Sell	6/15/16	4,999,642	4,778,050	(221,592)

	South Korean Won	Buy	5/18/16	147,676	619,383	(471,707)

	Swedish Krona	Buy	6/15/16	8,920,345	8,666,038	254,307

Barclays Bank PLC
	Australian Dollar	Buy	4/20/16	22,453,975	22,114,256	339,719

	Australian Dollar	Sell	4/20/16	22,453,975	20,930,821	(1,523,154)

	Canadian Dollar	Sell	4/20/16	14,260,436	13,321,609	(938,827)

	Euro	Sell	6/15/16	3,906,431	3,496,963	(409,468)

	Japanese Yen	Buy	5/18/16	164,724	153,421	11,303

	Mexican Peso	Buy	4/20/16	26,480,575	26,168,711	311,864

	Mexican Peso	Sell	4/20/16	26,480,575	25,770,762	(709,813)

	New Zealand Dollar	Buy	4/20/16	6,561	202,256	(195,695)

	Norwegian Krone	Sell	6/15/16	43,068,315	41,736,772	(1,331,543)

	Swedish Krona	Buy	6/15/16	37,895,430	36,436,190	1,459,240

	Swiss Franc	Buy	6/15/16	3,258,421	3,176,722	81,699

Citibank, N.A.
	Australian Dollar	Buy	4/20/16	18,721,693	18,273,219	448,474

	Australian Dollar	Sell	4/20/16	18,721,693	18,436,242	(285,451)

	Brazilian Real	Buy	4/4/16	1,373,187	1,362,821	10,366

	Brazilian Real	Sell	4/4/16	1,373,187	1,201,061	(172,126)

	Brazilian Real	Sell	7/1/16	1,340,477	1,329,537	(10,940)

	British Pound	Buy	6/15/16	31,621,935	31,317,495	304,440

	Canadian Dollar	Sell	4/20/16	30,824,476	28,995,924	(1,828,552)

	Euro	Sell	6/15/16	29,405,597	28,626,388	(779,209)

	Mexican Peso	Sell	4/20/16	2,295,033	350,084	(1,944,949)

	New Zealand Dollar	Buy	4/20/16	21,518,685	20,705,172	813,513

	Singapore Dollar	Sell	5/18/16	3,588,955	3,107,725	(481,230)

	South African Rand	Buy	4/20/16	21,908,426	19,939,395	1,969,031

	South African Rand	Sell	4/20/16	21,908,426	20,226,240	(1,682,186)

	South Korean Won	Sell	5/18/16	79,075	249,234	170,159

Credit Suisse International
	Australian Dollar	Sell	4/20/16	974,338	2,257,516	1,283,178

	Canadian Dollar	Sell	4/20/16	24,001,602	22,433,734	(1,567,868)

	Euro	Sell	6/15/16	33,487,420	31,966,412	(1,521,008)

	Hong Kong Dollar	Sell	5/18/16	13,171,561	13,013,162	(158,399)

	Japanese Yen	Buy	5/18/16	18,972,151	18,818,653	153,498

	New Taiwan Dollar	Buy	5/18/16	18,865,038	18,555,093	309,945

	New Taiwan Dollar	Sell	5/18/16	19,093,309	18,411,744	(681,565)

	New Zealand Dollar	Buy	4/20/16	30,490,967	30,228,638	262,329

	Norwegian Krone	Sell	6/15/16	39,957,777	38,889,269	(1,068,508)

	Swedish Krona	Sell	6/15/16	1,204,950	1,141,116	(63,834)

50	Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $2,060,014,070) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG
	Israeli Shekel	Buy	4/20/16	$4,225,062	$4,147,701	$77,361

	Israeli Shekel	Sell	4/20/16	4,225,062	4,055,371	(169,691)

	Japanese Yen	Buy	5/18/16	19,413,292	19,524,719	(111,427)

	Japanese Yen	Sell	5/18/16	19,859,379	18,498,204	(1,361,175)

	New Zealand Dollar	Buy	4/20/16	22,572,350	21,098,613	1,473,737

Goldman Sachs International
	Australian Dollar	Buy	4/20/16	9,782,601	8,995,508	787,093

	British Pound	Sell	6/15/16	18,808,875	18,975,606	166,731

	Canadian Dollar	Buy	4/20/16	18,259,728	19,893,989	(1,634,261)

	Euro	Sell	6/15/16	18,918,505	18,339,445	(579,060)

	Japanese Yen	Sell	5/18/16	1,731,493	281,166	(1,450,327)

	New Zealand Dollar	Buy	4/20/16	24,567,043	22,792,101	1,774,942

	Singapore Dollar	Sell	5/18/16	1,704,947	1,609,847	(95,100)

	South African Rand	Buy	4/20/16	21,908,426	20,039,886	1,868,540

	South African Rand	Sell	4/20/16	21,908,426	20,217,981	(1,690,445)

	South Korean Won	Sell	5/18/16	263,180	44,300	(218,880)

	Swedish Krona	Buy	6/15/16	5,474,365	6,184,764	(710,399)

HSBC Bank USA, National Association
	Australian Dollar	Buy	4/20/16	92,072	82,229	9,843

	Australian Dollar	Sell	4/20/16	92,072	90,669	(1,403)

	Canadian Dollar	Sell	4/20/16	8,607,189	7,778,656	(828,533)

	Euro	Sell	6/15/16	5,346,753	4,952,525	(394,228)

	Hong Kong Dollar	Sell	5/18/16	20,314,893	20,189,832	(125,061)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/20/16	3,185,978	5,003,476	(1,817,498)

	British Pound	Buy	6/15/16	21,211,395	20,695,341	516,054

	Canadian Dollar	Buy	4/20/16	104,801,706	98,872,848	5,928,858

	Canadian Dollar	Sell	4/20/16	104,801,709	98,575,547	(6,226,162)

	Euro	Sell	6/15/16	27,356,645	26,178,837	(1,177,808)

	Hong Kong Dollar	Sell	5/18/16	21,384,297	21,320,961	(63,336)

	Japanese Yen	Sell	5/18/16	19,329,191	18,820,897	(508,294)

	Mexican Peso	Buy	4/20/16	19,089,307	18,560,306	529,001

	Mexican Peso	Sell	4/20/16	19,089,307	18,783,860	(305,447)

	New Zealand Dollar	Buy	4/20/16	22,359,711	21,205,349	1,154,362

	Norwegian Krone	Sell	6/15/16	50,274,889	48,201,876	(2,073,013)

	Singapore Dollar	Buy	5/18/16	3,103,396	3,177,686	(74,290)

	South African Rand	Buy	4/20/16	2,634,566	2,524,398	110,168

	South African Rand	Sell	4/20/16	2,634,566	2,450,835	(183,731)

	South Korean Won	Sell	5/18/16	88,420	121,186	32,766

	Swedish Krona	Sell	6/15/16	2,512,969	2,185,940	(327,029)

Diversified Income Trust	51

FORWARD CURRENCY CONTRACTS at 3/31/16 (aggregate face value $2,060,014,070) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/20/16	$37,548,404	$37,525,395	$23,009

	British Pound	Sell	6/15/16	16,269,880	16,661,445	391,565

	Canadian Dollar	Sell	4/20/16	17,606,615	16,328,713	(1,277,902)

	Euro	Sell	6/15/16	38,098,502	36,300,261	(1,798,241)

	Japanese Yen	Buy	5/18/16	21,170,072	19,722,167	1,447,905

	New Zealand Dollar	Buy	4/20/16	37,762,827	36,485,170	1,277,657

	Norwegian Krone	Sell	6/15/16	45,707,638	43,663,691	(2,043,947)

	Swedish Krona	Buy	6/15/16	43,881,339	43,527,155	354,184

State Street Bank and Trust Co.
	Australian Dollar	Buy	4/20/16	8,503,781	7,933,830	569,951

	Australian Dollar	Sell	4/20/16	8,503,781	8,374,068	(129,713)

	Brazilian Real	Buy	4/4/16	6,458,943	5,731,564	727,379

	Brazilian Real	Sell	4/4/16	6,458,943	5,787,938	(671,005)

	Brazilian Real	Sell	7/1/16	537,033	532,549	(4,484)

	Canadian Dollar	Sell	4/20/16	23,864,311	21,939,520	(1,924,791)

	Euro	Sell	6/15/16	46,638,822	44,758,213	(1,880,609)

	New Taiwan Dollar	Buy	5/18/16	18,865,038	18,566,730	298,308

	New Taiwan Dollar	Sell	5/18/16	19,093,309	18,395,753	(697,556)

	South Korean Won	Sell	5/18/16	1,258,430	996,463	(261,967)

UBS AG
	Australian Dollar	Sell	4/20/16	4,287,164	5,261,439	974,275

	British Pound	Buy	6/15/16	13,628,170	13,685,892	(57,722)

	Canadian Dollar	Sell	4/20/16	12,946,666	11,840,201	(1,106,465)

	Euro	Buy	6/15/16	17,955,554	17,780,678	174,876

	Israeli Shekel	Buy	4/20/16	205,223	201,561	3,662

	Israeli Shekel	Sell	4/20/16	205,223	196,612	(8,611)

	Japanese Yen	Sell	5/18/16	18,486,921	18,686,474	199,553

	New Taiwan Dollar	Buy	5/18/16	18,865,038	18,568,093	296,945

	New Taiwan Dollar	Sell	5/18/16	18,894,432	18,311,383	(583,049)

	New Zealand Dollar	Buy	4/20/16	19,405,898	18,950,370	455,528

WestPac Banking Corp.
	Australian Dollar	Buy	4/20/16	23,842,254	23,481,718	360,536

	Australian Dollar	Sell	4/20/16	23,842,254	21,661,047	(2,181,207)

	Canadian Dollar	Buy	4/20/16	16,506,751	17,681,552	(1,174,801)

	New Zealand Dollar	Buy	4/20/16	6,165,845	5,943,460	222,385

Total						$(29,966,457)

52	Diversified Income Trust

FUTURES CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	179	$29,434,313	Jun-16	$406,074

U.S. Treasury Bond Ultra
30 yr (Long)	367	63,318,969	Jun-16	(1,119,216)

U.S. Treasury Note 10 yr (Short)	1,194	155,686,406	Jun-16	1,065,806

U.S. Treasury Note Ultra
10 yr (Short)	55	7,741,250	Jun-16	(107,858)

Total				$244,806

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/16 (premiums $97,872,165) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC
1.9475/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	$332,186,600	$79,725

(1.9475)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	332,186,600	9,244,754

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	752,362,500	752

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	752,362,500	752

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	89,988,900	3,815,529

Goldman Sachs International
1.399/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.399	750,396,900	750

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	1,504,725,000	1,505

JPMorgan Chase Bank N.A.
(1.17)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	675,206,300	1,397,677

(2.27)/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.27	49,828,000	1,537,194

1.17/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	675,206,300	2,039,123

(1.625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.625	597,025,800	3,217,969

1.625/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.625	597,025,800	5,116,511

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	270,610,000	28,240,589

Total			$54,692,830

WRITTEN OPTIONS OUTSTANDING at 3/31/16 (premiums $17,470,620) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$100.63	$178,333,000	$269,283

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.56	183,000,000	259,860

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.45	269,000,000	344,320

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.44	178,333,000	224,700

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.20	269,000,000	269,000

Diversified Income Trust	53

WRITTEN OPTIONS OUTSTANDING at 3/31/16 (premiums $17,470,620) (Unaudited) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$100.19	$183,000,000	$179,340

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.95	178,333,000	139,100

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.91	183,000,000	135,420

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.77	178,333,000	115,916

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.75	269,000,000	172,160

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.53	183,000,000	93,330

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.50	269,000,000	131,810

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/102.14	178,000,000	580,280

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/102.05	178,000,000	517,980

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.92	178,000,000	443,220

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.83	177,000,000	389,400

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.38	178,000,000	211,820

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.28	178,000,000	185,120

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.16	178,000,000	154,860

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.06	177,000,000	134,520

Total			$4,951,439

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$100,503,775	$(2,462,644)	$2,118,620

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	100,503,775	(2,553,700)	1,537,708

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	182,949,800	(1,209,664)	122,576

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	365,900,300	(2,570,450)	106,111

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	100,503,775	(2,674,204)	(2,444,955)

54	Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	$100,503,775	$(2,814,106)	$(2,624,154)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	440,206,400	2,916,367	2,878,950

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	440,206,400	2,814,105	2,768,898

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	365,900,300	1,120,387	(647,644)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	731,800,700	2,341,762	(1,200,153)

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	440,206,400	2,534,403	(2,623,630)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	440,206,400	2,509,176	(3,319,156)

Total			$(48,568)	$(3,326,829)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/16 (proceeds receivable $774,581,407) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s,
April 1, 2046	$427,000,000	4/13/16	$447,749,553

Federal National Mortgage Association, 3s, April 1, 2046	301,000,000	4/13/16	308,783,679

Federal National Mortgage Association, 3s, March 1, 2046	18,000,000	3/14/16	18,480,235

Total			$775,013,467

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
KRW	32,815,000,000	$—	11/6/19	3 month KRW-CD-	2.17%	$761,797
				KSDA-BLOOMBERG

JPMorgan Chase Bank N.A.
MXN	603,433,000	—	1/1/26	1 month MXN-TIIE-	6.16%	322,138
				BANXICO

MXN	364,800,000	—	1/2/26	1 month MXN-TIIE-	6.14%	159,303
				BANXICO

Total		$—				$1,243,238

Diversified Income Trust	55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$332,186,600	$4,314,042	3/30/26	1.91%	3 month USD-	$(3,970,073)
				LIBOR-BBA

101,312,000 E	(741,896)	6/15/26	1.60%	3 month USD-	68,499
				LIBOR-BBA

1,707,783,347 E	4,413,888	6/15/18	3 month USD-	0.85%	2,757,336
			LIBOR-BBA

82,873,000 E	(76,413)	6/15/21	3 month USD-	1.15%	(407,077)
			LIBOR-BBA

122,951,300	(1,623)	3/16/26	3 month USD-	1.79701%	1,824,881
			LIBOR-BBA

1,749,688,700 E	3,933,109	6/15/18	1.20%	3 month USD-	(6,521,280)
				LIBOR-BBA

495,645,786 E	3,609,950	6/15/26	1.85%	3 month USD-	(4,129,559)
				LIBOR-BBA

75,200 E	(532)	6/15/26	3 month USD-	1.90%	998
			LIBOR-BBA

474,275,400 E	3,340,667	6/15/26	1.90%	3 month USD-	(6,304,672)
				LIBOR-BBA

85,567,000 E	65,442	6/15/21	3 month USD-	1.45%	979,897
			LIBOR-BBA

99,309,500 E	27,137	6/15/21	1.45%	3 month USD-	(1,034,183)
				LIBOR-BBA

91,351,500	(1,206)	3/17/26	1.787%	3 month USD-	(1,266,558)
				LIBOR-BBA

122,951,300	(1,623)	3/16/26	3 month USD-	1.79882%	1,845,876
			LIBOR-BBA

122,951,300	(1,623)	3/16/26	3 month USD-	1.8005%	1,865,511
			LIBOR-BBA

122,951,300	(1,623)	3/16/26	3 month USD-	1.80312%	1,896,014
			LIBOR-BBA

122,951,300	(1,623)	3/16/26	3 month USD-	1.80242%	1,887,864
			LIBOR-BBA

544,281,624 E	(963,997)	6/15/21	3 month USD-	1.40%	3,521,428
			LIBOR-BBA

76,441,900 E	368,323	6/15/46	3 month USD-	2.20%	1,158,503
			LIBOR-BBA

14,841,500 E	99,418	6/15/46	2.25%	3 month USD-	(229,247)
				LIBOR-BBA

5,979,400	(203)	4/5/46	2.2375%	3 month USD-	(134,405)
				LIBOR-BBA

152,200,000	(2,009)	3/18/26	1.78722%	3 month USD-	(2,107,526)
				LIBOR-BBA

152,200,000	(2,009)	3/18/26	1.79757%	3 month USD-	(2,256,795)
				LIBOR-BBA

94,111,300	(1,242)	3/21/26	1.7325%	3 month USD-	(802,766)
				LIBOR-BBA

56	Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$94,111,300	$(1,242)	3/21/26	1.73%	3 month USD-	$(780,491)
					LIBOR-BBA

	49,941,000 E	(733,283)	6/15/26	1.605%	3 month USD-	(357,427)
					LIBOR-BBA

	206,892,000 E	307,106	6/15/21	1.4003%	3 month USD-	(1,400,994)
					LIBOR-BBA

	19,931,000	(263)	3/30/26	1.73%	3 month USD-	(157,481)
					LIBOR-BBA

	53,427,000 E	960,667	6/15/26	3 month USD-	1.6005%	535,869
				LIBOR-BBA

AUD	842,146,000 E	(672,099)	6/15/18	3 month AUD-BBR-	1.93%	(2,256,271)
				BBSW

AUD	447,000 E	(1,707)	6/15/26	3 month AUD-BBR-	2.55%	(4,510)
				BBSW

AUD	294,406,000 E	708,846	6/15/21	2.25%	3 month AUD-	1,788,711
					BBR-BBSW

AUD	224,258,000 E	(304,102)	6/15/21	3 month AUD-BBR-	2.50%	909,203
				BBSW

AUD	95,225,000 E	(10,811)	6/15/18	2.20%	3 month AUD-	(216,583)
					BBR-BBSW

AUD	34,277,000 E	45,450	6/15/26	2.80%	3 month AUD-	(327,051)
					BBR-BBSW

AUD	196,054,000 E	200,122	6/15/18	2.2001%	3 month AUD-	(223,832)
					BBR-BBSW

AUD	32,162,000 E	132,556	6/15/26	2.8005%	3 month AUD-	(218,046)
					BBR-BBSW

CAD	737,746,000	(1,106,628)	6/17/17	3 month CAD-BA-	0.92%	(681,660)
				CDOR

CAD	368,873,000	(1,044)	8/27/17	3 month CAD-BA-	0.6825%	(789,654)
				CDOR

CAD	266,014,000	(758)	10/23/17	3 month CAD-BA-	0.81%	(199,384)
				CDOR

CAD	275,409,000	(785)	10/23/17	3 month CAD-BA-	0.805%	(227,432)
				CDOR

CAD	297,631,000	2,454,427	11/2/25	1.965%	3 month CAD-	(9,113,233)
					BA-CDOR

CAD	321,027,000	(856)	2/2/18	0.68%	3 month CAD-	903,580
					BA-CDOR

CAD	82,762,000	(776)	2/2/26	3 month CAD-BA-	1.5125%	235,481
				CDOR

CAD	66,220,000	(621)	2/2/26	3 month CAD-BA-	1.505%	151,670
				CDOR

CAD	401,128,000	(1,069)	2/2/18	0.675%	3 month CAD-	1,159,855
					BA-CDOR

CAD	1,358,825,000 E	207,113	6/15/18	3 month CAD-BA-	0.75%	(2,241,126)
				CDOR

Diversified Income Trust	57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	238,717,000 E	$112,638	6/15/21	0.90%	3 month CAD-	$1,028,723
					BA-CDOR

CAD	148,159,000 E	(1,508,074)	6/15/26	1.40%	3 month CAD-	(35,554)
					BA-CDOR

CAD	180,411,568 E	(21,776)	6/15/18	0.90%	3 month CAD-	(110,541)
					BA-CDOR

CAD	197,978,000	(560)	3/11/18	0.89%	3 month CAD-	(72,635)
					BA-CDOR

CAD	165,604,000 E	829,839	6/15/21	3 month CAD-BA-	0.9003%	196,240
				CDOR

CAD	479,599,000 E	(95,307)	6/15/18	0.8501%	3 month CAD-	34,680
					BA-CDOR

CHF	37,013,000 E	(189,182)	6/15/26	6 month CHF-	0.15%	(79,861)
				LIBOR-BBA

CHF	472,386,000 E	(403,315)	6/15/18	0.90%	6 month CHF-	(1,997,504)
					LIBOR-BBA

CHF	82,928,000 E	26,291	6/15/21	6 month CHF-	0.65%	482,091
				LIBOR-BBA

CHF	55,571,000 E	(215)	6/15/18	6 month CHF-	0.7425%	2,964
				LIBOR-BBA

CHF	155,989,000 E	316,575	6/15/18	6 month CHF-	0.6503%	22,458
				LIBOR-BBA

CHF	55,210,000 E	(128)	6/15/18	6 month CHF-	0.748%	9,403
				LIBOR-BBA

CHF	17,350,000 E	(42,362)	6/15/26	6 month CHF-	0.1505%	9,820
				LIBOR-BBA

EUR	415,086,000 E	(1,256,137)	6/15/21	0.00%	6 month EUR-	60,235
					EURIBOR-
					REUTERS

EUR	162,757,000 E	2,368,822	6/15/26	6 month EUR-	0.50%	924,252
				EURIBOR-REUTERS

EUR	202,631,000 E	(516,745)	6/15/21	6 month EUR-	0.10%	5,044
				EURIBOR-REUTERS

EUR	107,524,000 E	(381,093)	6/15/26	0.60%	6 month EUR-	(649,655)
					EURIBOR-
					REUTERS

EUR	14,903,000 E	(4,402)	6/15/18	6 month EUR-	0.20%	13,014
				EURIBOR-REUTERS

EUR	7,349,000 E	8,315	6/15/21	0.075%	6 month EUR-	(56)
					EURIBOR-
					REUTERS

EUR	22,188,000 E	200,432	6/15/26	6 month EUR-	0.55%	129,688
				EURIBOR-REUTERS

EUR	110,121,000 E	(1,335,230)	6/15/26	0.5005%	6 month EUR-	(364,103)
					EURIBOR-
					REUTERS

GBP	471,666,000 E	(937,287)	6/15/18	0.75%	6 month GBP-	(85,080)
					LIBOR-BBA

58	Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

GBP	150,664,000 E	$(757,647)	6/15/21	0.975%	6 month GBP-	$(158,461)
					LIBOR-BBA

GBP	215,000 E	(3,671)	6/15/26	1.40%	6 month GBP-	(2,158)
					LIBOR-BBA

GBP	8,000 E	(88)	6/15/21	0.925%	6 month GBP-	(28)
					LIBOR-BBA

GBP	612,000 E	(13,683)	6/15/26	1.35%	6 month GBP-	(5,166)
					LIBOR-BBA

GBP	298,000 E	(1,013)	6/15/18	0.70%	6 month GBP-	(49)
					LIBOR-BBA

GBP	207,340,000 E	(102,978)	6/15/18	6 month GBP-	0.90%	410,415
				LIBOR-BBA

GBP	128,541,000 E	219,558	6/15/18	6 month GBP-	0.7501%	(9,367)
				LIBOR-BBA

GBP	17,895,000 E	(195,377)	6/15/26	1.4005%	6 month GBP-	(70,622)
					LIBOR-BBA

JPY	2,362,323,000	(345)	11/13/45	6 month JPY-	1.32125%	4,405,361
				LIBOR-BBA

JPY	3,025,582,000	(726)	11/26/35	6 month JPY-	1.09%	3,233,040
				LIBOR-BBA

JPY	2,359,951,000	(353)	1/5/46	1.22015%	6 month JPY-	(3,773,246)
					LIBOR-BBA

JPY	3,025,582,000	(809)	1/5/36	1.00875%	6 month JPY-	(2,779,567)
					LIBOR-BBA

JPY	11,879,143,000 E	(994)	6/15/21	0.065%	6 month JPY-	18,006
					LIBOR-BBA

JPY	2,104,769,000 E	(636)	6/15/46	0.6725%	6 month JPY-	(343,810)
					LIBOR-BBA

NOK	3,115,823,000 E	(133,915)	6/15/18	6 month NOK-	0.80%	205,355
				NIBOR-NIBR

NOK	479,994,000 E	232,371	6/15/26	6 month NOK-	1.55%	860,650
				NIBOR-NIBR

NOK	303,967,000 E	(83,602)	6/15/21	1.05%	6 month NOK-	(231,789)
					NIBOR-NIBR

NOK	146,583,000	(227)	3/10/26	1.56%	6 month NOK-	(252,440)
					NIBOR-NIBR

NOK	182,063,000	(284)	3/17/26	1.60%	6 month NOK-	(395,490)
					NIBOR-NIBR

NOK	689,524,000 E	33,095	6/15/18	6 month NOK-	0.70%	(56,316)
				NIBOR-NIBR

NOK	152,787,000 E	183,959	6/15/26	1.5505%	6 month NOK-	(16,895)
					NIBOR-NIBR

NZD	78,839,000 E	(12,561)	6/15/26	3.10%	3 month NZD-	(413,361)
					BBR-FRA

NZD	142,783,000 E	31,951	6/15/18	3 month NZD-	2.40%	413,986
				BBR-FRA

Diversified Income Trust	59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

NZD	442,142,000 E	$(356,672)	6/15/21	2.70%	3 month NZD-	$(2,660,043)
					BBR-FRA

NZD	129,361,000 E	(553,293)	6/15/21	3 month NZD-	2.7003%	121,876
				BBR-FRA

NZD	141,551,000 E	218,236	6/15/18	2.4001%	3 month NZD-	(160,700)
					BBR-FRA

SEK	902,854,000 E	63,965	6/15/21	0.35%	3 month SEK-	94,883
					STIBOR-SIDE

SEK	553,687,000 E	120,549	6/15/26	3 month SEK-	1.20%	158,947
				STIBOR-SIDE

SEK	354,989,000 E	(23,190)	6/15/21	3 month SEK-	0.3503%	(34,690)
				STIBOR-SIDE

SEK	175,676,000 E	(21,796)	6/15/26	1.2005%	3 month SEK-	(35,017)
					STIBOR-SIDE

Total		$16,565,520				$(26,821,213)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$9,563,874	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(88,341)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
2,021,369	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(19,730)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,482,203	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(13,536)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,021,369	—	1/12/41	3.50% (1 month	Synthetic MBX Index	13,007
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,386,471	—	1/12/41	4.50% (1 month	Synthetic MBX Index	6,172
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,630,415	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(49,974)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,815,877	—	1/12/40	4.00% (1 month	Synthetic MBX Index	38,173
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,947,801	—	1/12/40	4.00% (1 month	Synthetic MBX Index	10,909
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

60	Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$986,953	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$5,319
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,256,223	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(6,156)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,862,235	—	1/12/40	4.00% (1 month	Synthetic MBX Index	21,631
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

505,360	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(195)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,899,798	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,421
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

12,732,160	—	1/12/40	4.00% (1 month	Synthetic MBX Index	71,307
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

319,802	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	2,453
			USD-LIBOR	4.50% 30 year Ginnie
				Mae II pools

17,496,048	—	1/12/40	4.50% (1 month	Synthetic MBX Index	94,290
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

55,740	—	1/12/39	(6.00%)1 month	Synthetic TRS Index	(105)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,643,803	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(11,412)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,744,835	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(21,110)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

6,837,123	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(47,468)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,116,095	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(28,577)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

5,220,479	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(36,244)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

6,921,387	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,671)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

993,102	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(383)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Diversified Income Trust	61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$12,451,101	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$113,705
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	22,749,610	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	198,337
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	54,278,588	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	473,214
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	27,858,229	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(77,591)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	28,784,839	—	1/12/40	5.00% (1 month	Synthetic MBX Index	45,643
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	127,709,012	—	1/12/41	5.00% (1 month	Synthetic MBX Index	342,174
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	76,719,033	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(265,200)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	57,000,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	(482,301)
					HICP excluding
					tobacco

EUR	28,497,000	—	9/15/17	(0.46%)	Eurostat Eurozone	(216,546)
					HICP excluding
					tobacco

EUR	40,541,000	—	9/15/17	(0.435%)	Eurostat Eurozone	(284,724)
					HICP excluding
					tobacco

Citibank, N.A.
	$2,014,314	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,397
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	675,292	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,809
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International
	7,114,576	—	1/12/41	5.00% (1 month	Synthetic MBX Index	19,062
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	35,719,950	—	1/12/41	4.50% (1 month	Synthetic MBX Index	164,554
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	1,482,203	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,971
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

62	Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$6,776,539	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(23,425)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

92,507	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(816)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

301,643	—	1/12/34	5.00% (1 month	Synthetic MBX Index	478
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

361,067	—	1/12/36	5.00% (1 month	Synthetic MBX Index	573
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,877,839	—	1/12/42	4.50% (1 month	Synthetic TRS Index	(17,644)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,756,440	—	1/12/43	3.00% (1 month	Synthetic TRS Index	(25,922)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

12,140,693	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(84,289)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

12,740,131	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	116,345
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

15,626,573	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	142,704
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

20,017,664	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(138,977)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,054,948	—	1/12/44	3.00% (1 month	Synthetic TRS Index	(26,081)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

25,314,925	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(220,702)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,138,882	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(36,084)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,172,346	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(27,657)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,790,845	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(46,075)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

36,372,495	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(360,821)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Diversified Income Trust	63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$20,812,450	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$(206,463)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

67,238,226	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(817,234)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

42,381,652	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(515,119)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

41,761,649	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(570,719)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

27,312,825	(157,902)	1/12/41	(4.00%) 1 month	Synthetic TRS Index	95,063
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG
2,304,960	—	1/12/40	4.00% (1 month	Synthetic MBX Index	12,909
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,776,539	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(23,425)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

231,950	—	1/12/34	5.50% (1 month	Synthetic MBX Index	718
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

385,613	—	1/12/36	5.50% (1 month	Synthetic MBX Index	1,133
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

Goldman Sachs International
6,841,506	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(12,934)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,637,087	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,273)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,386,471	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(12,807)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,354,283	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(908)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

14,071,701	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(124,896)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,071,701	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(124,896)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

64	Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,407,865	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(11,780)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,280,258	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,426)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

10,411,008	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(96,165)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,396,832	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(4,531)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

847,067	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,928)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

9,075,616	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(81,942)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

763,029	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(1,443)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,776,106	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(9,029)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,086,935	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(4,836)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,468,250	—	1/12/38	6.50% (1 month	Synthetic MBX Index	5,075
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,244,785	—	1/12/40	(5.00%) 1 month	Synthetic MBX Index	(3,559)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

949,522	—	1/12/39	5.50% (1 month	Synthetic MBX Index	2,645
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

1,876,270	—	1/12/40	(4.50%) 1 month	Synthetic MBX Index	(10,112)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,704,072	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(32,293)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,537,249	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,771)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,668,414	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(16,138)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Diversified Income Trust	65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$268,903	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$(1,867)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

398,513	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	3,535
			USD-LIBOR	4.00% 30 year Ginnie
				Mae II pools

3,044,812	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,525)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,574,021	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(607)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

232,492	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(804)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

620,223	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,144)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

211,823	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(732)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

9,019	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,055,372	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,179)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

15,329,327	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(136,059)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,750,606	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,051)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,105,235	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(5,870)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

19,974,203	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(177,285)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

159,125	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,387)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,611,008	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(83,791)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

32,331,805	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(281,877)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

66	Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$30,286,157	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$276,578
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	42,253,522	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(513,562)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	42,788,851	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	424,473
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

EUR	205,198,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(2,169,168)
					HICP excluding
					tobacco

EUR	67,760,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(716,297)
					HICP excluding
					tobacco

EUR	57,000,000	—	8/31/17	(0.27%)	Eurostat Eurozone	(132,964)
					HICP excluding
					tobacco

EUR	57,000,000	—	9/1/17	(0.37%)	Eurostat Eurozone	(263,333)
					HICP excluding
					tobacco

EUR	56,994,000	—	9/10/20	(0.7975%)	Eurostat Eurozone	(1,020,405)
					HICP excluding
					tobacco

EUR	27,035,000	—	1/26/21	(0.75%)	Eurostat Eurozone	(285,266)
					HICP excluding
					tobacco

JPMorgan Chase Bank N.A.
	$21,537,839	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(187,772)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	41,295,509	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(360,024)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	32,332,133	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(281,880)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	30,286,157	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	276,578
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	28,497,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	(625,187)
					HICP excluding
					tobacco

EUR	28,497,000	—	9/7/20	(0.85%)	Eurostat Eurozone	(595,355)
					HICP excluding
					tobacco

Diversified Income Trust	67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A. cont.
EUR	28,919,000	$—	1/27/21	(0.755%)	Eurostat Eurozone	$(313,735)
					HICP excluding
					tobacco

EUR	23,789,000	—	1/26/21	(0.75%)	Eurostat Eurozone	(251,016)
					HICP excluding
					tobacco

Total		$(157,902)				$(10,806,174)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$39,713	$581,000	5/11/63	300 bp	$4,204
Index

CMBX NA BBB–	BBB–/P	79,608	1,321,000	5/11/63	300 bp	(1,127)
Index

CMBX NA BBB–	BBB–/P	163,473	2,648,000	5/11/63	300 bp	1,636
Index

CMBX NA BBB–	BBB–/P	155,838	2,734,000	5/11/63	300 bp	(11,255)
Index

Credit Suisse International
CMBX NA BB Index	—	(881,360)	49,934,000	5/11/63	(500 bp)	4,647,720

CMBX NA BB Index	—	(27,128)	2,794,000	1/17/47	(500 bp)	406,858

CMBX NA BBB–	BBB–/P	26,983	1,864,000	5/11/63	300 bp	(86,939)
Index

CMBX NA BBB–	BBB–/P	284,958	26,012,000	5/11/63	300 bp	(1,304,810)
Index

CMBX NA BBB–	BBB–/P	746,309	56,824,000	5/11/63	300 bp	(2,725,602)
Index

CMBX NA BBB–	BBB–/P	1,195,506	16,003,000	1/17/47	300 bp	(245,031)
Index

CMBX NA BBB–	BBB–/P	1,283,903	36,073,000	1/17/47	300 bp	(1,963,269)
Index

CMBX NA BBB–	BBB–/P	6,937,962	202,269,000	1/17/47	300 bp	(11,269,620)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	3,640	928,000	1/17/47	300 bp	(79,895)
Index

CMBX NA BBB–	BBB–/P	28,746	1,066,000	1/17/47	300 bp	(67,212)
Index

CMBX NA BBB–	BBB–/P	15,954	1,602,000	1/17/47	300 bp	(128,253)
Index

CMBX NA BBB–	BBB–/P	7,022	1,968,000	1/17/47	300 bp	(170,131)
Index

68	Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$7,050	$1,976,000	1/17/47	300 bp	$(170,823)
Index

CMBX NA BBB–	BBB–/P	29,187	3,749,000	1/17/47	300 bp	(308,286)
Index

CMBX NA BBB–	BBB–/P	17,632	4,125,000	1/17/47	300 bp	(353,686)
Index

CMBX NA BBB–	BBB–/P	14,707	4,125,000	1/17/47	300 bp	(356,612)
Index

CMBX NA BBB–	BBB–/P	14,707	4,125,000	1/17/47	300 bp	(356,612)
Index

CMBX NA BBB–	BBB–/P	8,444	7,818,000	1/17/47	300 bp	(695,306)
Index

CMBX NA BB Index	—	(64,151)	7,500,000	5/11/63	(500 bp)	766,307

CMBX NA BB Index	—	(47,676)	4,496,000	5/11/63	(500 bp)	450,156

CMBX NA BB Index	—	51,305	2,269,000	5/11/63	(500 bp)	302,547

CMBX NA BB Index	—	(19,697)	2,051,000	5/11/63	(500 bp)	207,406

CMBX NA BB Index	—	1,994	1,642,000	5/11/63	(500 bp)	183,809

CMBX NA BB Index	—	13,643	1,331,000	5/11/63	(500 bp)	161,022

CMBX NA BB Index	—	20,888	1,241,000	5/11/63	(500 bp)	158,302

CMBX NA BB Index	—	(28,902)	2,794,000	1/17/47	(500 bp)	405,084

CMBX NA BB Index	—	(2,841)	1,425,000	1/17/47	(500 bp)	218,501

CMBX NA BBB–	BBB–/P	(398)	149,000	5/11/63	300 bp	(9,505)
Index

CMBX NA BBB–	BBB–/P	(2,127)	195,000	5/11/63	300 bp	(14,045)
Index

CMBX NA BBB–	BBB–/P	2,195	368,000	5/11/63	300 bp	(20,295)
Index

CMBX NA BBB–	BBB–/P	(6,569)	655,000	5/11/63	300 bp	(46,601)
Index

CMBX NA BBB–	BBB–/P	(2,793)	696,000	5/11/63	300 bp	(45,330)
Index

CMBX NA BBB–	BBB–/P	(12,614)	757,000	5/11/63	300 bp	(58,879)
Index

CMBX NA BBB–	BBB–/P	6,129	796,000	1/17/47	300 bp	(65,525)
Index

CMBX NA BBB–	BBB–/P	68,953	2,227,000	1/17/47	300 bp	(131,514)
Index

CMBX NA BBB–	BBB–/P	73,167	3,471,000	1/17/47	300 bp	(239,280)
Index

CMBX NA BBB–	BBB–/P	153,572	3,815,000	1/17/47	300 bp	(189,841)
Index

CMBX NA BBB–	BBB–/P	153,572	3,815,000	1/17/47	300 bp	(189,841)
Index

Diversified Income Trust	69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$164,677	$3,816,000	1/17/47	300 bp	$(178,827)
Index

CMBX NA BBB–	BBB–/P	116,345	3,886,000	1/17/47	300 bp	(233,459)
Index

CMBX NA BBB–	BBB–/P	161,576	3,887,000	1/17/47	300 bp	(188,319)
Index

CMBX NA BBB–	BBB–/P	167,654	5,533,000	1/17/47	300 bp	(330,408)
Index

CMBX NA BBB–	BBB–/P	211,188	7,129,000	1/17/47	300 bp	(430,540)
Index

CMBX NA BBB–	BBB–/P	405,497	12,726,000	1/17/47	300 bp	(740,055)
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(40,340)	7,497,000	5/11/63	(300 bp)	417,852
Index

CMBX NA BBB–	—	(177,261)	7,388,000	5/11/63	(300 bp)	274,269
Index

CMBX NA BBB–	—	(95,208)	3,695,000	5/11/63	(300 bp)	130,618
Index

CMBX NA BBB–	—	(135,624)	2,128,000	5/11/63	(300 bp)	(5,567)
Index

CMBX NA BBB–	BBB–/P	204,439	3,695,000	1/17/47	300 bp	(128,173)
Index

CMBX NA BBB–	BBB–/P	99,871	3,938,000	1/17/47	300 bp	(254,614)
Index

Total		$11,593,318				$(15,058,796)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2016. Securities rated by Putnam are indicated by “/P.”

70	Diversified Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$1,747,108	$—

Corporate bonds and notes	—	1,162,248,017	—

Foreign government and agency bonds and notes	—	321,321,097	—

Mortgage-backed securities	—	1,581,459,683	113,215,516

Purchased options outstanding	—	7,487,878	—

Purchased swap options outstanding	—	19,309,960	—

Senior loans	—	60,694,766	—

U.S. government and agency mortgage obligations	—	2,258,227,592	—

Short-term investments	186,771,057	221,347,421	—

Totals by level	$186,771,057	$5,633,843,522	$113,215,516

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(29,966,457)	$—

Futures contracts	244,806	—	—

Written options outstanding	—	(4,951,439)	—

Written swap options outstanding	—	(54,692,830)	—

Forward premium swap option contracts	—	(3,326,829)	—

TBA sale commitments	—	(775,013,467)	—

Interest rate swap contracts	—	(42,143,495)	—

Total return swap contracts	—	(10,648,272)	—

Credit default contracts	—	(26,652,114)	—

Totals by level	$244,806	$(947,394,903)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Diversified Income Trust	71

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion)#	purchases	from sales	Level 3†	Level 3†	3/31/16

Corporate
bonds
and notes	$51	$—	$4	$(50)	$—	$(5)	$—	$—	$—

Mortgage-
backed
securities	$113,833,897	(6,188,403)	654,184	(8,426,379)	23,027,387	(9,685,170)	—	—	$113,215,516

Totals	$113,833,948	$(6,188,403)	$654,188	$(8,426,429)	$23,027,387	$(9,685,175)	$—	$—	$113,215,516

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(7,852,165) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

72	Diversified Income Trust

Statement of assets and liabilities 3/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,161,536,243)	$5,747,639,038
Affiliated issuers (identified cost $186,191,057) (Notes 5)	186,191,057

Cash	1,582,808

Foreign currency (cost $557) (Note 1)	556

Interest and other receivables	55,392,104

Receivable for shares of the fund sold	3,852,529

Receivable for investments sold	38,116,084

Receivable for sales of delayed delivery securities (Note 1)	523,537,505

Receivable for variation margin (Note 1)	27,311,381

Unrealized appreciation on forward premium swap option contracts (Note 1)	9,532,863

Unrealized appreciation on forward currency contracts (Note 1)	32,352,258

Unrealized appreciation on OTC swap contracts (Note 1)	12,971,884

Premium paid on OTC swap contracts (Note 1)	1,702,591

Prepaid assets	104,153

Total assets	6,640,286,811

LIABILITIES

Payable for investments purchased	3,052,980

Payable for purchases of delayed delivery securities (Note 1)	2,005,011,683

Payable for shares of the fund repurchased	14,981,050

Payable for compensation of Manager (Note 2)	1,702,573

Payable for custodian fees (Note 2)	140,809

Payable for investor servicing fees (Note 2)	969,036

Payable for Trustee compensation and expenses (Note 2)	934,379

Payable for administrative services (Note 2)	16,786

Payable for distribution fees (Note 2)	1,695,990

Payable for variation margin (Note 1)	33,138,333

Unrealized depreciation on OTC swap contracts (Note 1)	37,593,616

Premium received on OTC swap contracts (Note 1)	13,138,007

Unrealized depreciation on forward currency contracts (Note 1)	62,318,715

Unrealized depreciation on forward premium swap option contracts (Note 1)	12,859,692

Written options outstanding, at value (premiums $115,342,785) (Notes 1 and 3)	59,644,269

TBA sale commitments, at value (proceeds receivable $774,581,407) (Note 1)	775,013,467

Collateral on certain derivative contracts, at value (Note 1)	580,000

Other accrued expenses	540,997

Total liabilities	3,023,332,382

Net assets	$3,616,954,429

(Continued on next page)

Diversified Income Trust	73

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,103,713,590

Undistributed net investment income (Note 1)	172,942,016

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,216,577,360)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(443,123,817)

Total — Representing net assets applicable to capital shares outstanding	$3,616,954,429

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,430,040,302 divided by 215,694,176 shares)	$6.63

Offering price per class A share (100/96.00 of $6.63)*	$6.91

Net asset value and offering price per class B share ($58,376,729 divided by 8,892,073 shares)**	$6.57

Net asset value and offering price per class C share ($753,387,946 divided by 115,569,755 shares)**	$6.52

Net asset value and redemption price per class M share
($138,633,455 divided by 21,259,588 shares)	$6.52

Offering price per class M share (100/96.75 of $6.52)†	$6.74

Net asset value, offering price and redemption price per class R share
($3,690,185 divided by 562,828 shares)	$6.56

Net asset value, offering price and redemption price per class R6 share
($10,064,866 divided by 1,531,442 shares)	$6.57

Net asset value, offering price and redemption price per class Y share
($1,222,760,946 divided by 186,269,466 shares)	$6.56

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

74	Diversified Income Trust

Statement of operations Six months ended 3/31/16 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $2,333) (including interest income of $300,168 from investments
in affiliated issuers) (Note 5)	$121,492,180

EXPENSES

Compensation of Manager (Note 2)	12,106,585

Investor servicing fees (Note 2)	3,296,992

Custodian fees (Note 2)	163,618

Trustee compensation and expenses (Note 2)	199,908

Distribution fees (Note 2)	7,077,377

Administrative services (Note 2)	76,315

Other	650,148

Total expenses	23,570,943

Expense reduction (Note 2)	(2,456)

Net expenses	23,568,487

Net investment income	97,923,693

Net realized loss on investments (Notes 1 and 3)	(149,713,425)

Net increase from payments by affiliates (Note 2)	15,002

Net realized loss on swap contracts (Note 1)	(118,343,348)

Net realized loss on futures contracts (Note 1)	(3,583,030)

Net realized gain on foreign currency transactions (Note 1)	98,694

Net realized gain on written options (Notes 1 and 3)	80,038,496

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(32,719,340)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the period	(42,400,810)

Net loss on investments	(266,607,761)

Net decrease in net assets resulting from operations	$(168,684,068)

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust	75

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/16*	Year ended 9/30/15

Operations:
Net investment income	$97,923,693	$257,325,684

Net realized loss on investments
and foreign currency transactions	(191,487,611)	(81,043,953)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(75,120,150)	(567,803,363)

Net decrease in net assets resulting from operations	(168,684,068)	(391,521,632)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(43,009,812)	(95,704,296)

Class B	(1,442,161)	(2,863,679)

Class C	(19,664,519)	(40,153,320)

Class M	(3,846,417)	(8,120,332)

Class R	(101,282)	(259,435)

Class R5	(183)	(497)

Class R6	(284,149)	(567,188)

Class Y	(47,281,043)	(126,732,910)

Decrease from capital share transactions (Note 4)	(1,352,448,621)	(1,046,497,348)

Total decrease in net assets	(1,636,762,255)	(1,712,420,637)

NET ASSETS

Beginning of period	5,253,716,684	6,966,137,321

End of period (including undistributed net investment
income of $172,942,016 and $190,647,889, respectively)	$3,616,954,429	$5,253,716,684

* Unaudited.

The accompanying notes are an integral part of these financial statements.

76	Diversified Income Trust

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Diversified Income Trust	77

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
March 31, 2016**	$7.08	.15	(.42)	(.27)	(.18)	—	(.18)	—	$6.63	(3.87)*	$1,430,040	.50*	2.19*	387*[d]
September 30, 2015	7.89	.32	(.79)	(.47)	(.34)	—	(.34)	—	7.08	(6.16)	1,834,125.97		4.22	725[d]
September 30, 2014	7.74	.37	.20	.57	(.42)	—	(.42)	—	7.89	7.49	2,454,923.97		4.73	257[d]
September 30, 2013	7.59	.44	.15	.59	(.44)	—	(.44)	—	7.74	7.93	2,286,977.99		5.58	180[e]
September 30, 2012	7.35	.42	.27	.69	(.15)	(.30)	(.45)	—	7.59	9.58	1,788,786.99		5.67	120[e]
September 30, 2011	8.08	.45	(.58)	(.13)	(.60)	—	(.60)	—[f,g]	7.35	(2.04)	2,162,131.98		5.57	165[e]

Class B
March 31, 2016**	$7.01	.12	(.40)	(.28)	(.16)	—	(.16)	—	$6.57	(4.11)*	$58,377	.87*	1.80*	387*[d]
September 30, 2015	7.81	.26	(.78)	(.52)	(.28)	—	(.28)	—	7.01	(6.81)	67,948	1.72	3.47	725[d]
September 30, 2014	7.67	.31	.19	.50	(.36)	—	(.36)	—	7.81	6.60	83,980	1.72	3.97	257[d]
September 30, 2013	7.53	.38	.14	.52	(.38)	—	(.38)	—	7.67	7.03	79,540	1.74	4.85	180[e]
September 30, 2012	7.29	.37	.26	.63	(.13)	(.26)	(.39)	—	7.53	8.82	75,534	1.74	4.92	120[e]
September 30, 2011	8.01	.39	(.57)	(.18)	(.54)	—	(.54)	—[f,g]	7.29	(2.69)	81,208	1.73	4.88	165[e]

Class C
March 31, 2016**	$6.96	.12	(.40)	(.28)	(.16)	—	(.16)	—	$6.52	(4.14)*	$753,388	.87*	1.83*	387*[d]
September 30, 2015	7.76	.26	(.78)	(.52)	(.28)	—	(.28)	—	6.96	(6.85)	954,682	1.72	3.48	725[d]
September 30, 2014	7.62	.31	.19	.50	(.36)	—	(.36)	—	7.76	6.65	1,106,389	1.72	3.95	257[d]
September 30, 2013	7.48	.37	.16	.53	(.39)	—	(.39)	—	7.62	7.09	749,897	1.74	4.84	180[e]
September 30, 2012	7.25	.36	.26	.62	(.13)	(.26)	(.39)	—	7.48	8.73	644,638	1.74	4.93	120[e]
September 30, 2011	7.97	.38	(.56)	(.18)	(.54)	—	(.54)	—[f,g]	7.25	(2.68)	776,778	1.73	4.82	165[e]

Class M
March 31, 2016**	$6.97	.14	(.42)	(.28)	(.17)	—	(.17)	—	$6.52	(4.01)*	$138,633	.62*	2.02*	387*[d]
September 30, 2015	7.77	.29	(.77)	(.48)	(.32)	—	(.32)	—	6.97	(6.37)	163,795	1.22	3.95	725[d]
September 30, 2014	7.62	.35	.20	.55	(.40)	—	(.40)	—	7.77	7.30	216,512	1.22	4.46	257[d]
September 30, 2013	7.48	.41	.15	.56	(.42)	—	(.42)	—	7.62	7.60	233,513	1.24	5.35	180[e]
September 30, 2012	7.25	.40	.25	.65	(.14)	(.28)	(.42)	—	7.48	9.29	260,630	1.24	5.43	120[e]
September 30, 2011	7.97	.43	(.57)	(.14)	(.58)	—	(.58)	—[f,g]	7.25	(2.22)	312,812	1.23	5.44	165[e]

Class R
March 31, 2016**	$7.00	.14	(.41)	(.27)	(.17)	—	(.17)	—	$6.56	(3.85)*	$3,690	.62*	2.05*	387*[d]
September 30, 2015	7.80	.30	(.79)	(.49)	(.31)	—	(.31)	—	7.00	(6.38)	3,786	1.22	3.98	725[d]
September 30, 2014	7.66	.35	.19	.54	(.40)	—	(.40)	—	7.80	7.16	6,444	1.22	4.45	257[d]
September 30, 2013	7.52	.41	.15	.56	(.42)	—	(.42)	—	7.66	7.55	4,611	1.24	5.35	180[e]
September 30, 2012	7.28	.40	.26	.66	(.14)	(.28)	(.42)	—	7.52	9.38	4,307	1.24	5.44	120[e]
September 30, 2011	8.00	.43	(.57)	(.14)	(.58)	—	(.58)	—[f,g]	7.28	(2.21)	4,315	1.23	5.34	165[e]

Class R5
March 31, 2016** #	$7.01	.13	(.39)	(.26)	(.13)	—	(.13)	—	$6.62	(3.81)*	$10	.24*	1.86*	387*[d]
September 30, 2015	7.82	.34	(.79)	(.45)	(.36)	—	(.36)	—	7.01	(5.93)	10.70		4.51	725[d]
September 30, 2014 †	7.77	.36	.09	.45	(.40)	—	(.40)	—	7.82	5.95*	11	.65*	4.57*	257[d]

Class R6
March 31, 2016**	$7.02	.16	(.42)	(.26)	(.19)	—	(.19)	—	$6.57	(3.73)*	$10,065	.32*	2.36*	387*[d]
September 30, 2015	7.82	.34	(.78)	(.44)	(.36)	—	(.36)	—	7.02	(5.79)	10,357.63		4.58	725[d]
September 30, 2014 †	7.77	.36	.10	.46	(.41)	—	(.41)	—	7.82	5.97*	13,592	.59*	4.52*	257[d]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78	Diversified Income Trust	Diversified Income Trust	79

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class Y
March 31, 2016**	$7.01	.17[h]	(.43)	(.26)	(.19)	—	(.19)	—	$6.56	(3.79)*	$1,222,761	.37*	2.41*[h]	387*[d]
September 30, 2015	7.82	.34	(.79)	(.45)	(.36)	—	(.36)	—	7.01	(5.94)	2,219,013.72		4.50	725[d]
September 30, 2014	7.68	.39	.19	.58	(.44)	—	(.44)	—	7.82	7.74	3,084,286.72		4.93	257[d]
September 30, 2013	7.54	.45	.16	.61	(.47)	—	(.47)	—	7.68	8.18	1,241,380.74		5.79	180[e]
September 30, 2012	7.30	.44	.27	.71	(.16)	(.31)	(.47)	—	7.54	9.98	547,313.74		5.92	120[e]
September 30, 2011	8.04	.46	(.58)	(.12)	(.62)	—	(.62)	—[f,g]	7.30	(1.89)	814,084.73		5.79	165[e]

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to September 30, 2014.

** Unaudited.

# Effective February 1, 2016, the fund has liquidated its class R5 shares.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	466%

September 30, 2012	225

September 30, 2011	370

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h The net investment income ratio and per share amount shown for the period ending may not correspond with the class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

80	Diversified Income Trust	Diversified Income Trust	81

Notes to financial statements 3/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through March 31, 2016.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

82	Diversified Income Trust

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities

Diversified Income Trust	83

receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

84	Diversified Income Trust

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

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Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

86	Diversified Income Trust

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $103,124,365 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $100,171,659 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

Diversified Income Trust	87

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2015, the fund had a capital loss carryover of $723,897,081 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$325,288,435	$70,589,494	$395,877,929	*

18,714,447	N/A	18,714,447	September 30, 2016

146,525,581	N/A	146,525,581	September 30, 2017

162,779,124	N/A	162,779,124	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $255,761,272 recognized during the period between November 1, 2014 and September 30, 2015 to its fiscal year ending September 30, 2016.

The aggregate identified cost on a tax basis is $6,388,049,238, resulting in gross unrealized appreciation and depreciation of $33,391,076 and $487,610,219, respectively, or net unrealized depreciation of $454,219,143.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

88	Diversified Income Trust

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $15,002 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016, the fund has terminated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,223,869	Class R5	4

Class B	47,226	Class R6	2,534

Class C	638,930	Class Y	1,270,127

Class M	111,368	Total	$3,296,992

Class R	2,934

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,456 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,095, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam

Diversified Income Trust	89

Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,062,269	Class M	375,488

Class B	318,371	Class R	9,861

Class C	4,311,388	Total	$7,077,377

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $54,832 and $531 from the sale of class A and class M shares, respectively, and received $17,687 and $3,888 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,420 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$22,408,228,018	$24,427,458,080

U.S. government securities (Long-term)	—	—

Total	$22,408,228,018	$24,427,458,080

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written swap		Written option
		option contract	Written swap	contract	Written option
		amounts	option premiums	amounts	premiums

Written options outstanding	USD	$17,607,523,725	$115,788,112	$2,192,000,000	$14,666,406
at the beginning of the
reporting period	EUR	—	$—	—	$—

Options opened	USD	21,572,525,700	139,272,109	7,728,332,000	35,031,948

	EUR	169,333,100	6,493,911	—	—

Options exercised	USD	(2,667,895,700)	(29,262,378)	—	—

	EUR	—	—	—	—

Options expired	USD	(15,159,526,325)	(38,456,165)	—	—

	EUR	(169,333,100)	(6,493,911)	—	—

Options closed	USD	(11,114,989,600)	(89,469,513)	(5,977,000,000)	(32,227,734)

	EUR	—	—	—	—

Written options outstanding	USD	$10,237,637,800	$97,872,165	$3,943,332,000	$17,470,620
at the end of the
reporting period	EUR	—	$—	—	$—

90	Diversified Income Trust

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	11,577,811	$80,730,661	66,399,242	$502,427,160

Shares issued in connection with
reinvestment of distributions	5,427,943	37,211,390	10,970,162	82,290,292

	17,005,754	117,942,051	77,369,404	584,717,452

Shares repurchased	(60,423,904)	(415,339,528)	(129,557,177)	(974,652,963)

Net decrease	(43,418,150)	$(297,397,477)	(52,187,773)	$(389,935,511)

	Six months ended 3/31/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	391,500	$2,694,627	1,402,586	$10,472,513

Shares issued in connection with
reinvestment of distributions	176,194	1,194,531	313,148	2,327,276

	567,694	3,889,158	1,715,734	12,799,789

Shares repurchased	(1,366,831)	(9,301,443)	(2,772,970)	(20,664,503)

Net decrease	(799,137)	$(5,412,285)	(1,057,236)	$(7,864,714)

	Six months ended 3/31/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	4,167,348	$28,481,626	28,825,473	$214,915,691

Shares issued in connection with
reinvestment of distributions	2,345,180	15,799,670	4,268,438	31,495,911

	6,512,528	44,281,296	33,093,911	246,411,602

Shares repurchased	(28,042,458)	(189,422,431)	(38,517,297)	(284,203,157)

Net decrease	(21,529,930)	$(145,141,135)	(5,423,386)	$(37,791,555)

	Six months ended 3/31/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	69,270	$467,665	355,301	$2,651,787

Shares issued in connection with
reinvestment of distributions	65,632	442,107	118,740	877,068

	134,902	909,772	474,041	3,528,855

Shares repurchased	(2,383,354)	(16,480,191)	(4,840,635)	(35,936,224)

Net decrease	(2,248,452)	$(15,570,419)	(4,366,594)	$(32,407,369)

	Six months ended 3/31/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	126,200	$880,306	326,417	$2,423,844

Shares issued in connection with
reinvestment of distributions	11,112	75,156	31,102	231,040

	137,312	955,462	357,519	2,654,884

Shares repurchased	(115,153)	(773,391)	(642,725)	(4,701,270)

Net increase (decrease)	22,159	$182,071	(285,206)	$(2,046,386)

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	Period ended 3/31/16*		Year ended 9/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	26	183	67	497

	26	183	67	497

Shares repurchased	(1,448)	(9,565)	—	—

Net increase (decrease)	(1,422)	$(9,382)	67	$497

	Six months ended 3/31/16		Year ended 9/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	119,775	$800,603	313,421	$2,364,663

Shares issued in connection with
reinvestment of distributions	41,914	284,149	76,241	567,188

	161,689	1,084,752	389,662	2,931,851

Shares repurchased	(105,907)	(716,548)	(651,959)	(4,896,534)

Net increase (decrease)	55,782	$368,204	(262,297)	$(1,964,683)

	Six months ended 3/31/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	39,862,721	$274,213,201	149,690,540	$1,121,001,736

Shares issued in connection with
reinvestment of distributions	5,492,459	37,406,802	13,021,200	96,760,895

	45,355,180	311,620,003	162,711,740	1,217,762,631

Shares repurchased	(175,674,601)	(1,201,088,201)	(240,765,806)	(1,792,250,258)

Net decrease	(130,319,421)	$(889,468,198)	(78,054,066)	$(574,487,627)

* Effective February 1, 2016, the fund liquidated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 1,463 class R6 shares of the fund (0.10% of class R6 shares outstanding), valued at $9,612.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$100,822,655	$1,000,738,705	$915,370,303	$300,168	$186,191,057

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

92	Diversified Income Trust

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,235,600,000

Purchased swap option contracts (contract amount)	$9,265,300,000

Written TBA commitment option contracts (contract amount) (Note 3)	$2,550,400,000

Written swap option contracts (contract amount) (Note 3)	$10,565,400,000

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$3,794,100,000

OTC interest rate swap contracts (notional)	$572,000,000

Centrally cleared interest rate swap contracts (notional)	$24,875,600,000

OTC total return swap contracts (notional)	$2,245,800,000

OTC credit default contracts (notional)	$638,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$10,157,242	Payables	$36,809,356

Foreign exchange
contracts	Receivables	32,352,258	Payables	62,318,715

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	81,902,669*	depreciation	170,622,890*

Total		$124,412,169		$269,750,961

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Diversified Income Trust	93

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(4,641,388)	$(4,641,388)

Foreign exchange
contracts	—	—	450,844	—	$450,844

Interest rate contracts	(22,821,751)	(3,583,030)	—	(113,701,960)	$(140,106,741)

Total	$(22,821,751)	$(3,583,030)	$450,844	$(118,343,348)	$(144,297,285)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(2,604,819)	$(2,604,819)

Foreign exchange
contracts	—	—	(32,827,338)	—	$(32,827,338)

Interest rate contracts	4,801,707	2,283,738	—	50,461,786	$57,547,231

Total	$4,801,707	$2,283,738	$(32,827,338)	$47,856,967	$22,115,074

94	Diversified Income Trust

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Diversified Income Trust	95

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	JPMorgan Futures, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$761,797	$—	$481,441	$—	$—	$—	$—	$—	$—	$1,243,238

Centrally cleared interest rate
swap contracts§	—	—	27,311,381	—	—	—	—	—	—	—	—	—	—	—	—	27,311,381

OTC Total return swap contracts*#	—	1,438,755	—	7,206	700,652	14,760	712,306	—	276,578	—	—	—	—	—	—	3,150,257

OTC Credit default contracts*#	—	—	—	—	5,963,066	—	2,928,571	—	—	1,265,605	—	—	—	—	—	10,157,242

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	2,216,326	2,203,825	—	3,715,983	2,008,950	1,551,098	4,597,306	9,843	8,271,209	—	—	3,494,320	1,595,638	2,104,839	582,921	32,352,258

Forward premium swap option contracts#	—	—	—	—	—	—	—	—	9,532,863	—	—	—	—	—	—	9,532,863

Purchased swap options**#	—	7,208,449	—	752	2,505,921	—	4,383,072	—	5,211,766	—	—	—	—	—	—	19,309,960

Purchased options**#	—	—	—	—	—	—	—	—	7,487,878	—	—	—	—	—	—	7,487,878

Total Assets	$2,216,326	$10,851,029	$27,311,381	$3,723,941	$11,178,589	$1,565,858	$13,383,052	$9,843	$31,261,735	$1,265,605	$—	$3,494,320	$1,595,638	$2,104,839	$582,921	$110,545,077

Liabilities:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared interest rate
swap contracts§	—	—	32,878,713	—	—	—	—	—	—	—	—	—	—	—	—	32,878,713

OTC Total return swap contracts*#	88,341	1,563,923	—	—	3,118,028	23,425	6,389,843	—	2,614,969	—	—	—	—	—	—	13,798,529

OTC Credit default contracts*#	445,174	—	—	—	28,070,892	—	7,606,193	—	—	687,097	—	—	—	—	—	36,809,356

Futures contracts§	—	—	—	—	—	—	—	—	—	—	259,620	—	—	—	—	259,620

Forward currency contracts#	7,035,722	5,108,500	—	7,184,643	5,061,182	1,642,293	6,378,472	1,349,225	12,756,608	—	—	5,120,090	5,570,125	1,755,847	3,356,008	62,318,715

Forward premium swap option contracts#	—	—	—	—	—	—	—	—	12,859,692	—	—	—	—	—	—	12,859,692

Written swap options#	—	9,324,479	—	1,504	3,815,529	—	2,255	—	41,549,063	—	—	—	—	—	—	54,692,830

Written options#	—	—	—	—	—	—	—	—	4,951,439	—	—	—	—	—	—	4,951,439

Total Liabilities	$7,569,237	$15,996,902	$32,878,713	$7,186,147	$40,065,631	$1,665,718	$20,376,763	$1,349,225	$74,731,771	$687,097	$259,620	$5,120,090	$5,570,125	$1,755,847	$3,356,008	$218,568,894

Total Financial and Derivative Net Assets	$(5,352,911)	$(5,145,873)	$(5,567,332)	$(3,462,206)	$(28,887,042)	$(99,860)	$(6,993,711)	$(1,339,382)	$(43,470,036)	$578,508	$(259,620)	$(1,625,770)	$(3,974,487)	$348,992	$(2,773,087)	$(108,023,817)

Total collateral received (pledged)†##	$(5,338,211)	$(5,145,873)	$—	$(3,239,444)	$(28,887,042)	$(99,860)	$(6,993,711)	$(1,131,829)	$(39,484,887)	$578,508	$—	$(1,625,770)	$(2,878,690)	$(285,956)	$—

Net amount	$(14,700)	$—	$(5,567,332)	$(222,762)	$—	$—	$—	$(207,553)	$(3,985,149)	$—	$(259,620)	$—	$(1,095,797)	$634,948	$(2,773,087)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

96	Diversified Income Trust	Diversified Income Trust	97

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

98	Diversified Income Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Diversified Income Trust	99

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

100	Diversified Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
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PERMIT NO. 600

Electronic service requested

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299990 5/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 27, 2016